UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978


                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Flexible
                               Opportunities Fund

--------------------------------------------------------------------------------
                               Semiannual Report | April 30, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   PMARX
                               Class C   PRRCX
                               Class K   FLEKX
                               Class R   MUARX
                               Class Y   PMYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Consolidated Schedule of Investments                                         19

Consolidated Financial Statements                                            32

Consolidated Notes to Financial Statements                                   41

Trustees, Officers and Service Providers                                     58

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April, 30, 2019. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer Flexible Opportunities Fund's Class A shares returned 5.16% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 3.76%. During the same period, the average return of the 280 mutual funds in Morningstar's Tactical Allocation Funds category was 4.68%.

Q How did the financial markets perform during the six-month period ended April 30, 2019?

A Despite their poor showing in November and December of 2018, the major segments of the equity and fixed-income markets recovered early in 2019 and finished the period in positive territory.

      The beginning of the Fund's semiannual reporting period was characterized by exceptionally poor performance for higher-risk areas of the financial markets. The sell-off started in October 2018, when U.S. Federal Reserve
      (Fed) Chairman Jerome Powell stated that monetary policy was "a long way from neutral," despite a series of interest-rate increases and the continued paring back of the Fed's balance sheet throughout 2018. Investors, interpreting the statement as a sign that the Fed was going to take an unexpectedly aggressive policy approach and would continue raising interest rates in 2019, abandoned riskier assets such as stocks, commodities, and higher-yielding segments of the bond market. The sell-off gained momentum into year-end, amid growing concerns that slowing global economic growth was an indicator that both a recession and declining corporate earnings were in store for 2019. Not least, the ongoing trade dispute between the United States and China created uncertainty surrounding the outlook for economic growth.

4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

      The backdrop quickly changed with the start of the new calendar year, leading to a robust recovery across the markets. After enacting its fourth rate hike of 2018 in December, the Fed switched gears and signaled that it would become more "data dependent" with regard to further rate increases, thus effectively pausing in its rate-hiking cycle, while also stating that it would end the balance-sheet reduction program in September 2019, earlier than expected. Global economic growth data also stabilized, which -- in conjunction with better-than-expected corporate earnings results -- largely put to rest investors' fears that a recession and/or a sharp decline in profits was in the cards. Not least, the United States and China appeared at the time to make progress toward a resolution of their trade dispute. Together, those developments helped stocks and other risk assets rebound strongly from their December lows. U.S. equities, for their part, rallied to new all-time highs in late April (as measured by the Standard & Poor's 500 Index).

      The net result of the unusual volatility over the period was a robust gain across the global equity markets, with outperformance for emerging markets stocks compared with their peers in the developed markets. Bonds also delivered healthy returns thanks to the pivot in Fed policy, with the strongest showing occurring among credit-sensitive sectors such as high-yield bonds and the emerging markets.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the six-month period ended April 30, 2019?

A The Fund's large, overweight position in equities was the primary driver of benchmark-relative outperformance over the period. The gains were broad-based across the portfolio, with strong returns in the United States, the international developed markets, and the emerging markets. Our main investment themes within equities -- Standard & Poor's 500 Dividend* Aristocrats[R], health care, and aerospace & defense -- were among the top contributors to positive relative returns. The Fund's exposure to China, which encompasses positions in China itself as well as Hong Kong and Singapore, also added value over the six-month period. In addition, security selection results among the Fund's fixed-income holdings contributed positively to benchmark-relative performance, as our focus on select opportunities in the credit sectors (primarily the emerging markets) proved beneficial in the "risk-on" market environment that took hold in early 2019.

      The ETFMG Prime Cyber Security ETF, which we added to the portfolio in the second half of 2018, was among the Fund's largest holdings at the end of April. Defense against cyber threats to safeguard data and critical systems is

*     Dividends are not guaranteed.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 5 an increasingly important area for capital spending and defense budgets, and it continues to be a key investment theme for us. The ETF performed very well over the past six months and was one of the leading individual contributors to the Fund's benchmark-relative performance.

      On the negative side, given the relative strength of global equity markets, the portfolio's equity hedges were the largest detractors from the Fund's returns, particularly during the first quarter of 2019.

Q Can you discuss how you used derivatives as part of your investment strategy and how the use of derivatives affected the Fund's benchmark-relative performance during the six-month period ended April 30, 2019?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure within the portfolio, and to attempt to hedge downside risk. The derivative instruments we used during the period included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts (also long or short positions); and options on both indices and individual securities. The Fund's use of derivatives -- particularly the hedges, as noted earlier -- had a negative effect on benchmark-relative results over the six-month period.

Q     Could you discuss the Fund's positioning as of April 30, 2019?

A The Fund remains globally diversified**, with allocations across both the U.S. and foreign markets. We recognize that exogenous events can and will occur, and we have the flexibility to shift the Fund's allocations as conditions evolve. With that in mind, the Fund remains heavily biased toward equities, with more than 70% of the portfolio in stocks as of period-end. As a percentage of total invested Fund assets, 34% was held in North American equities, 27% was allocated to the other developed economies (ex-U.S.), and 11% was in emerging markets equities. Within the emerging markets, we prefer Asia over Latin America and Eastern Europe.

      Fixed-income holdings represented 7% of the Fund's invested assets, with weightings of 1% in investment-grade debt, 2% in high-yield bonds, and 4% in the emerging markets. Real estate investment trusts and cash accounted for much of the remainder of the Fund's investments. The Fund's cash weighting continues to be above our longer-term target. While we used the market sell-off of late 2018 to put some of the cash balance to work, we kept some "dry powder" on hand to provide the flexibility to capitalize on additional market volatility in the months ahead.

**    Diversification does not assure a profit nor protect against loss.

6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

      Our continued preference for equities reflects our view that they offer more value relative to bonds in the current low-yield environment. Real yields (inflation-adjusted yields) are either negative or too close to zero in most major developed markets. In addition, the gap between stocks' earnings yield (earnings divided by price) and bond yields remains very wide by historical standards, and the differences between dividend yields and bond yields in Europe and Japan are near record highs. While stocks are likely to experience periods of volatility, as we saw in late 2018, we believe those factors indicate that an emphasis on equities is warranted from a longer-term investment standpoint.

      Within equities, we continued to favor companies in China, based in part on the Chinese government's policy responses to the recent economic slowdown. China represents the largest portion of the Fund's emerging markets allocation, followed by Brazil, Argentina, Singapore, Vietnam, and Russia.

      The Fund's investments in Europe are largely based on the attractive valuations we have been able to identify in the region. While we don't think that low valuations will necessarily translate to near-term outperformance, the European insurance and luxury sectors remain two of our favorite investment themes.

      We believe U.S. stocks are relatively expensive compared to those in other developed markets. However, we also believe they are expensive for some good reasons. The U.S. economy is demonstrating better core fundamentals with respect to sustainable corporate profit margins and the combination of prudent balance-sheet management and extensive share buyback programs. Those factors have allowed for a greater degree of share-price resilience in the face of global trade tensions, and so our preference remains to invest in stocks of companies in industries that are generating strong and sustainable earnings and cash flows, such as aerospace/defense and health care.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 7

Please refer to the Schedule of Investments on pages 19-31 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 9

Portfolio Summary | 4/30/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 30.6%
Industrials                                                                16.3%
Health Care                                                                14.0%
Government                                                                  7.8%
Real Estate                                                                 7.8%
Consumer Discretionary                                                      7.6%
Information Technology                                                      5.7%
Energy                                                                      3.2%
Materials                                                                   3.1%
Utilities                                                                   1.6%
Basic Materials                                                             1.0%
Communications                                                              0.8%
Communication Services                                                      0.3%
Consumer Staples                                                            0.2%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             81.8%
U.S. Government and Agency Obligations                                     5.5%
Investment Companies                                                       5.0%
Corporate Bonds                                                            5.0%
Foreign Government Bonds                                                   2.3%
Exchange-Traded Commodity                                                  0.2%
Over The Counter (OTC) Call Option Purchased                               0.1%
Over The Counter (OTC) Put Options Purchased                               0.1%
Preferred Stock                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. ETFMG Prime Cyber Security ETF                                         4.20%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 5/7/19                                            2.38
--------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 5/21/19                                           2.33
--------------------------------------------------------------------------------
 4. Honeywell International, Inc.                                          1.50
--------------------------------------------------------------------------------
 5. Booz Allen Hamilton Holding Corp.                                      1.46
--------------------------------------------------------------------------------
 6. Swiss Life Holding AG                                                  1.42
--------------------------------------------------------------------------------
 7. Allianz SE                                                             1.31
--------------------------------------------------------------------------------
 8. Ping An Insurance Group Co. of China, Ltd., Class H                    1.30
--------------------------------------------------------------------------------
 9. Microsoft Corp.                                                        1.28
--------------------------------------------------------------------------------
10. Ingersoll-Rand Plc                                                     1.28
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Prices and Distributions | 4/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                  4/30/19                     10/31/18
--------------------------------------------------------------------------------
       A                      $12.03                      $12.69
--------------------------------------------------------------------------------
       C                      $11.77                      $12.45
--------------------------------------------------------------------------------
       K*                     $12.03                      $12.69
--------------------------------------------------------------------------------
       R                      $11.95                      $12.60
--------------------------------------------------------------------------------
       Y                      $12.09                      $12.74
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18 - 4/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Short-Term            Long-Term
      Class         Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A            $0.0414             $0.3477               $0.8629
--------------------------------------------------------------------------------
       C            $0.0121             $0.3477               $0.8629
--------------------------------------------------------------------------------
       K            $0.0599             $0.3477               $0.8629
--------------------------------------------------------------------------------
       R            $    --             $0.3477               $0.8629
--------------------------------------------------------------------------------
       Y            $0.0576             $0.3477               $0.8629
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*     Class K shares commenced operations on June 22, 2018

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2019)
-----------------------------------------------------
                                       BBG
                                       Barclays
                 Net       Public      U.S. Treasury
                 Asset     Offering    TIPS
                 Value     Price       1-10 Year
Period           (NAV)     (POP)       Index
-----------------------------------------------------
Life of Class
(5/3/2010)        6.82%     6.28%      2.21%
5 years           5.04      4.08       1.39
1 year           -3.51     -7.86       3.30
-----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.16%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $ 9,550                  $10,000
4/11      $10,899                  $10,789
4/12      $11,443                  $11,546
4/13      $13,354                  $11,853
4/14      $13,520                  $11,377
4/15      $15,106                  $11,487
4/16      $14,064                  $11,629
4/17      $14,974                  $11,819
4/18      $17,920                  $11,802
4/19      $17,290                  $12,191

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2019)
-----------------------------------------------------
                                       BBG
                                       Barclays
                                       U.S. Treasury
                                       TIPS
                  If       If          1-10 Year
Period            Held     Redeemed    Index
-----------------------------------------------------
Life of Class
(5/3/2010)         6.01%    6.01%      2.21%
5 years            4.23     4.23       1.39
1 year            -4.30    -4.30       3.30
-----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.93%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
4/11      $11,323                  $10,789
4/12      $11,798                  $11,546
4/13      $13,674                  $11,853
4/14      $13,744                  $11,377
4/15      $15,229                  $11,487
4/16      $14,076                  $11,629
4/17      $14,874                  $11,819
4/18      $17,663                  $11,802
4/19      $16,904                  $12,191

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 13

Performance Update | 4/30/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2019)
-----------------------------------------------------
                                       BBG
                                       Barclays
                         Net           U.S. Treasury
                         Asset         TIPS
                         Value         1-10 Year
Period                   (NAV)         Index
-----------------------------------------------------
Life of Fund
(5/3/2010)                6.85%        2.21%
5 years                   5.09         1.39
1 year                   -3.28         3.30
-----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.90%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $5,000,000               $5,000,000
4/11      $5,706,205               $5,394,326
4/12      $5,990,964               $5,773,063
4/13      $6,991,450               $5,926,355
4/14      $7,078,464               $5,688,294
4/15      $7,908,778               $5,743,736
4/16      $7,363,517               $5,814,486
4/17      $7,839,551               $5,909,640
4/18      $9,382,004               $5,900,899
4/19      $9,074,580               $6,095,533

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1--10 Year Index.

Average Annual Total Returns
(As of April 30, 2019)
-----------------------------------------------------
                                       BBG
                                       Barclays
                       Net             U.S. Treasury
                       Asset           TIPS
                       Value           1-10 Year
Period                 (NAV)           Index
-----------------------------------------------------
Life of Fund
(5/3/2010)              6.45%          2.21%
5 years                 4.40           1.39
1 year                 -4.21           3.30
-----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.84%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
4/11      $11,412                  $10,789
4/12      $11,982                  $11,546
4/13      $13,983                  $11,853
4/14      $14,143                  $11,377
4/15      $15,698                  $11,487
4/16      $14,508                  $11,629
4/17      $15,374                  $11,819
4/18      $18,309                  $11,802
4/19      $17,539                  $12,191

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 15

Performance Update | 4/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2019)
-----------------------------------------------------
                                       BBG
                                       Barclays
                         Net           U.S. Treasury
                         Asset         TIPS
                         Value         1-10 Year
Period                   (NAV)         Index
-----------------------------------------------------
Life of Class
(5/3/2010)                7.13%        2.21%
5 years                   5.32         1.39
1 year                   -3.25         3.30
-----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
-----------------------------------------------------
Gross         Net
-----------------------------------------------------
0.94%         0.92%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $5,000,000               $5,000,000
4/11      $5,721,908               $5,394,326
4/12      $6,026,346               $5,773,063
4/13      $7,059,285               $5,926,355
4/14      $7,167,397               $5,688,294
4/15      $8,024,835               $5,743,736
4/16      $7,494,504               $5,814,486
4/17      $8,008,471               $5,909,640
4/18      $9,601,266               $5,900,899
4/19      $9,289,282               $6,095,533

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from November 1, 2018, through April 30, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A            C            K           R             Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 11/1/18
----------------------------------------------------------------------------------------------
Ending Account                  $1,051.60    $1,048.10    $1,053.40    $1,048.90    $1,053.70
Value (after expenses)
on 4/30/19
----------------------------------------------------------------------------------------------
Expenses Paid                   $    6.05    $    9.85    $    4.38    $    9.09    $    4.58
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 0.86%, 1.79% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2018, through April 30, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A            C            K           R             Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 11/1/18
----------------------------------------------------------------------------------------------
Ending Account                  $1,018.89    $1,015.17    $1,020.53    $1,015.92    $1,020.33
Value (after expenses)
on 4/30/19
----------------------------------------------------------------------------------------------
Expenses Paid                   $    5.96    $    9.69    $    4.31    $    8.95    $    4.51
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 0.86%, 1.79% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Schedule of Investments | 4/30/19 (Consolidated) (unaudited)

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             UNAFFILIATED ISSUERS -- 91.5%
                                             COMMON STOCKS -- 74.8% of Net Assets
                                             Aerospace & Defense -- 7.7%
            33,818                           Airbus SE                                                     $  4,625,002
             7,218                           Boeing Co.                                                       2,726,166
             1,119                           Dassault Aviation SA                                             1,693,845
            37,764                           Harris Corp.                                                     6,363,234
            26,758                           L3 Technologies, Inc.                                            5,848,764
            94,927                           Leonardo S.p.A.                                                  1,096,599
            34,101                           Raytheon Co.                                                     6,055,997
            43,717                           Thales SA                                                        5,221,888
             5,031(a)                        TransDigm Group, Inc.                                            2,427,558
            42,966                           United Technologies Corp.                                        6,127,381
                                                                                                           ------------
                                             Total Aerospace & Defense                                     $ 42,186,434
-----------------------------------------------------------------------------------------------------------------------
                                             Auto Components -- 0.1%
           486,000                           Xinyi Glass Holdings, Ltd.                                    $    555,085
                                                                                                           ------------
                                             Total Auto Components                                         $    555,085
-----------------------------------------------------------------------------------------------------------------------
                                             Automobiles -- 0.7%
            36,420(a)                        Aston Martin Lagonda Global Holdings Plc (144A)               $    471,710
           207,500                           BYD Co., Ltd., Class H                                           1,412,455
           996,000                           Geely Automobile Holdings, Ltd.                                  1,998,386
                                                                                                           ------------
                                             Total Automobiles                                             $  3,882,551
-----------------------------------------------------------------------------------------------------------------------
                                             Banks -- 8.7%
           141,165                           ABN AMRO Group NV (144A)                                      $  3,321,674
           461,605(a)                        Banco BPM S.p.A.                                                 1,098,090
           175,077                           Banco do Brasil SA                                               2,217,786
           377,530                           Bank for Foreign Trade of Vietnam JSC                            1,100,657
            36,428                           Bank of America Corp.                                            1,113,968
         6,315,000                           Bank of China, Ltd., Class H                                     3,010,650
         3,495,900(a)                        Bank Rakyat Indonesia Persero Tbk PT                             1,072,076
            30,400                           BNP Paribas SA                                                   1,618,607
         1,251,000                           China Construction Bank Corp., Class H                           1,105,111
         1,155,000                           China Merchants Bank Co., Ltd., Class H                          5,719,899
           109,200                           DBS Group Holdings, Ltd.                                         2,268,559
            59,576                           Erste Group Bank AG                                              2,386,553
           234,809                           FinecoBank Banca Fineco S.p.A.                                   3,091,928
         7,858,000                           Industrial & Commercial Bank of China, Ltd., Class H             5,899,873
           413,377                           ING Groep NV                                                     5,267,484
           763,253                           Intesa Sanpaolo S.p.A.                                           2,001,515
            32,670                           KBC Group NV                                                     2,420,228
           321,462                           Standard Chartered Plc                                           2,933,855
                                                                                                           ------------
                                             Total Banks                                                   $ 47,648,513
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             Biotechnology -- 3.2%
            23,868(a)                        Acceleron Pharma, Inc.                                        $    972,144
            41,129(a)                        Alexion Pharmaceuticals, Inc.                                    5,598,891
            20,630(a)                        BioMarin Pharmaceutical, Inc.                                    1,764,484
            35,153(a)                        Insmed, Inc.                                                     1,070,057
            98,961(a)                        Invitae Corp.                                                    2,337,459
            16,030(a)                        Portola Pharmaceuticals, Inc.                                      565,859
             7,928(a)                        Regeneron Pharmaceuticals, Inc.                                  2,720,414
             6,016(a)                        Sage Therapeutics, Inc.                                          1,012,072
            13,331(a)                        Sarepta Therapeutics, Inc.                                       1,558,927
                                                                                                           ------------
                                             Total Biotechnology                                           $ 17,600,307
-----------------------------------------------------------------------------------------------------------------------
                                             Capital Markets -- 3.8%
            89,453                           Blackstone Group LP                                           $  3,529,815
           214,562                           Carlyle Group LP                                                 4,495,074
           195,521                           KKR & Co., Inc.                                                  4,780,489
            28,636                           Macquarie Group, Ltd.                                            2,719,761
            48,956                           Morgan Stanley                                                   2,362,127
            12,940                           S&P Global, Inc.                                                 2,855,340
                                                                                                           ------------
                                             Total Capital Markets                                         $ 20,742,606
-----------------------------------------------------------------------------------------------------------------------
                                             Commercial Services & Supplies -- 0.7%
           819,750(a)                        A-Living Services Co., Ltd., Class H (144A)                   $  1,306,191
            22,395                           Waste Management, Inc.                                           2,403,879
                                                                                                           ------------
                                             Total Commercial Services & Supplies                          $  3,710,070
-----------------------------------------------------------------------------------------------------------------------
                                             Communications Equipment -- 0.3%
             4,234(a)                        Arista Networks, Inc.                                         $  1,322,236
                                                                                                           ------------
                                             Total Communications Equipment                                $  1,322,236
-----------------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.4%
            13,540                           Vinci SA                                                      $  1,367,695
         6,323,900                           Wijaya Karya Persero Tbk PT                                      1,073,953
                                                                                                           ------------
                                             Total Construction & Engineering                              $  2,441,648
-----------------------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.1%
            25,671                           Buzzi Unicem S.p.A.                                           $    571,212
                                                                                                           ------------
                                             Total Construction Materials                                  $    571,212
-----------------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 1.2%
            78,623                           Discover Financial Services                                   $  6,406,988
                                                                                                           ------------
                                             Total Consumer Finance                                        $  6,406,988
-----------------------------------------------------------------------------------------------------------------------
                                             Diversified Consumer Services -- 0.1%
           337,000                           China Education Group Holdings, Ltd.                          $    521,512
                                                                                                           ------------
                                             Total Diversified Consumer Services                           $    521,512
-----------------------------------------------------------------------------------------------------------------------
                                             Electric Utilities -- 0.9%
           746,808                           Enel S.p.A                                                    $  4,725,444
                                                                                                           ------------
                                             Total Electric Utilities                                      $  4,725,444
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment, Instruments &
                                             Components -- 0.3%
            15,316                           FLIR Systems, Inc.                                            $    810,829
            86,700                           Sunny Optical Technology Group Co., Ltd.                         1,057,108
                                                                                                           ------------
                                             Total Electronic Equipment, Instruments &
                                             Components                                                    $  1,867,937
-----------------------------------------------------------------------------------------------------------------------
                                             Energy Equipment & Services -- 0.2%
           237,798(a)                        Saipem S.p.A.                                                 $  1,205,285
                                                                                                           ------------
                                             Total Energy Equipment & Services                             $  1,205,285
-----------------------------------------------------------------------------------------------------------------------
                                             Equity Real Estate Investment Trusts (REITs) -- 1.4%
               335                           Hulic Reit, Inc.                                              $    549,082
             3,286                           ICADE                                                              280,966
             1,128                           Invincible Investment Corp.                                        570,357
           269,559                           Lar Espana Real Estate Socimi SA                                 2,114,280
           208,804                           Merlin Properties Socimi SA                                      2,846,733
            14,118                           Ryman Hospitality Properties, Inc.                               1,123,792
                                                                                                           ------------
                                             Total Equity Real Estate Investment Trusts (REITs)            $  7,485,210
-----------------------------------------------------------------------------------------------------------------------
                                             Food Products -- 0.2%
            11,524                           Nestle SA                                                     $  1,109,186
                                                                                                           ------------
                                             Total Food Products                                           $  1,109,186
-----------------------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.2%
           174,056                           Italgas S.p.A.                                                $  1,085,914
                                                                                                           ------------
                                             Total Gas Utilities                                           $  1,085,914
-----------------------------------------------------------------------------------------------------------------------
                                             Health Care Equipment & Supplies -- 3.6%
            45,716(a)                        Boston Scientific Corp.                                       $  1,696,978
            14,135                           Carl Zeiss Meditec AG                                            1,388,620
            26,186                           Danaher Corp.                                                    3,468,074
             7,528(a)                        Edwards Lifesciences Corp.                                       1,325,455
            40,602                           Hill-Rom Holdings, Inc.                                          4,117,855
            15,255(a)                        IDEXX Laboratories, Inc.                                         3,539,160
            23,403                           Stryker Corp.                                                    4,421,060
                                                                                                           ------------
                                             Total Health Care Equipment & Supplies                        $ 19,957,202
-----------------------------------------------------------------------------------------------------------------------
                                             Health Care Providers & Services -- 1.0%
            19,994                           Anthem, Inc.                                                  $  5,259,022
                                                                                                           ------------
                                             Total Health Care Providers & Services                        $  5,259,022
-----------------------------------------------------------------------------------------------------------------------
                                             Hotels, Restaurants & Leisure -- 0.8%
            18,863                           Accor SA                                                      $    795,001
           220,000                           Galaxy Entertainment Group, Ltd.                                 1,644,774
            24,077                           Las Vegas Sands Corp.                                            1,614,363
            55,323                           Melia Hotels International SA                                      548,148
                                                                                                           ------------
                                             Total Hotels, Restaurants & Leisure                           $  4,602,286
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 21

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             Household Durables -- 0.5%
            13,161                           Kaufman & Broad SA                                            $    525,149
            47,500                           Sony Corp.                                                       2,223,450
                                                                                                           ------------
                                             Total Household Durables                                      $  2,748,599
-----------------------------------------------------------------------------------------------------------------------
                                             Independent Power and Renewable
                                             Electricity Producers -- 0.3%
         5,906,000                           Huaneng Renewables Corp., Ltd., Class H                       $  1,701,442
                                                                                                           ------------
                                             Total Independent Power and Renewable
                                             Electricity Producers                                         $  1,701,442
-----------------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 2.3%
            43,497                           Honeywell International, Inc.                                 $  7,552,384
            44,476                           Rheinmetall AG                                                   5,105,437
                                                                                                           ------------
                                             Total Industrial Conglomerates                                $ 12,657,821
-----------------------------------------------------------------------------------------------------------------------
                                             Insurance -- 7.8%
           313,800                           AIA Group, Ltd.                                               $  3,198,061
            27,319                           Allianz SE                                                       6,584,619
            31,891                           ASR Nederland NV                                                 1,417,082
           384,068                           Aviva Plc                                                        2,150,712
           229,748                           AXA SA                                                           6,121,466
             4,722                           Baloise Holding AG                                                 809,327
           243,200                           New China Life Insurance Co., Ltd., Class H                      1,347,003
           544,000                           Ping An Insurance Group Co. of China, Ltd., Class H              6,549,622
           349,973                           Poste Italiane S.p.A (144A)                                      3,734,622
            32,124                           Progressive Corp.                                                2,510,490
            15,199(a)                        Swiss Life Holding AG                                            7,148,170
            13,499                           Swiss Re AG                                                      1,299,413
                                                                                                           ------------
                                             Total Insurance                                               $ 42,870,587
-----------------------------------------------------------------------------------------------------------------------
                                             Interactive Media & Services -- 0.3%
            22,857(a)                        58.com, Inc. (A.D.R.)                                         $  1,640,904
                                                                                                           ------------
                                             Total Interactive Media & Services                            $  1,640,904
-----------------------------------------------------------------------------------------------------------------------
                                             Internet & Direct Marketing Retail -- 0.9%
            27,801(a)                        Alibaba Group Holding, Ltd. (A.D.R.)                          $  5,159,032
                                                                                                           ------------
                                             Total Internet & Direct Marketing Retail                      $  5,159,032
-----------------------------------------------------------------------------------------------------------------------
                                             IT Services -- 3.5%
           123,762                           Booz Allen Hamilton Holding Corp.                             $  7,337,849
            51,707                           Leidos Holdings, Inc.                                            3,799,430
            21,444                           Mastercard, Inc.                                                 5,451,922
           107,454(a)                        Nexi S.p.A (144A)                                                  969,175
            65,352                           Perspecta, Inc.                                                  1,508,324
                                                                                                           ------------
                                             Total IT Services                                             $ 19,066,700
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 2.7%
            74,677                           Agilent Technologies, Inc.                                    $  5,862,144
             4,006(a)                        Charles River Laboratories International, Inc.                     562,723
            12,736(a)                        Illumina, Inc.                                                   3,973,632
            16,578                           Thermo Fisher Scientific, Inc.                                   4,599,566
                                                                                                           ------------
                                             Total Life Sciences Tools & Services                          $ 14,998,065
-----------------------------------------------------------------------------------------------------------------------
                                             Machinery -- 3.0%
           155,118                           CNH Industrial NV                                             $  1,682,792
            52,440                           Ingersoll-Rand Plc                                               6,429,668
           115,281                           Interpump Group S.p.A.                                           4,330,866
            17,940(a)                        Piovan S.p.A (144A)                                                118,568
             7,566                           Stanley Black & Decker, Inc.                                     1,109,176
           172,707                           Volvo AB, Class B                                                2,767,069
             3,695                           Wabtec Corp.                                                       273,689
                                                                                                           ------------
                                             Total Machinery                                               $ 16,711,828
-----------------------------------------------------------------------------------------------------------------------
                                             Metals & Mining -- 2.8%
           214,766                           ArcelorMittal                                                 $  4,657,834
           944,698(a)                        Glencore Plc                                                     3,748,670
           154,007                           MMC Norilsk Nickel PJSC (A.D.R.)                                 3,450,527
           144,365                           Teck Resources, Ltd., Class B                                    3,414,831
                                                                                                           ------------
                                             Total Metals & Mining                                         $ 15,271,862
-----------------------------------------------------------------------------------------------------------------------
                                             Multiline Retail -- 0.2%
            93,630                           Lojas Renner SA                                               $  1,119,210
                                                                                                           ------------
                                             Total Multiline Retail                                        $  1,119,210
-----------------------------------------------------------------------------------------------------------------------
                                             Oil, Gas & Consumable Fuels -- 2.0%
         4,438,000                           China Suntien Green Energy Corp., Ltd., Class H               $  1,278,531
           235,650                           ENI S.p.A                                                        4,023,987
            11,399                           EOG Resources, Inc.                                              1,094,874
            43,542                           LUKOIL PJSC (A.D.R.)                                             3,722,842
            24,474                           TOTAL SA                                                         1,360,618
                                                                                                           ------------
                                             Total Oil, Gas & Consumable Fuels                             $ 11,480,852
-----------------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 2.3%
            14,328(a)                        Jazz Pharmaceuticals Plc                                      $  1,859,345
            35,690                           Novartis AG                                                      2,915,250
            20,944                           Roche Holding AG                                                 5,522,291
            23,316                           Zoetis, Inc.                                                     2,374,501
                                                                                                           ------------
                                             Total Pharmaceuticals                                         $ 12,671,387
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 23

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------
                                             Real Estate Management & Development -- 5.8%
         2,488,000                           China Jinmao Holdings Group, Ltd.                             $  1,611,126
           866,000                           China Overseas Land & Investment Ltd.                            3,239,973
           940,000                           China Resources Land, Ltd.                                       4,091,984
           289,500                           City Developments, Ltd.                                          1,903,247
         3,081,000                           Colour Life Services Group Co., Ltd.                             2,242,555
           374,400                           Guangzhou R&F Properties Co., Ltd., Class H                        743,564
           756,500                           Longfor Group Holdings, Ltd.                                     2,786,905
         3,930,000                           Shenzhen Investment, Ltd.                                        1,563,013
         8,964,100                           Summarecon Agung Tbk PT                                            704,547
           241,000                           Sun Hung Kai Properties, Ltd.                                    4,159,595
           859,017(a)                        Vinhomes JSC (144A)                                              3,393,283
            71,890                           Vonovia SE                                                       3,587,295
           243,000                           Wheelock & Co., Ltd.                                             1,729,995
                                                                                                           ------------
                                             Total Real Estate Management & Development                    $ 31,757,082
-----------------------------------------------------------------------------------------------------------------------
                                             Software -- 1.2%
            49,486                           Microsoft Corp.                                               $  6,462,872
                                                                                                           ------------
                                             Total Software                                                $  6,462,872
-----------------------------------------------------------------------------------------------------------------------
                                             Specialty Retail -- 0.3%
            84,080                           Maisons du Monde SA (144A)                                    $  1,809,560
                                                                                                           ------------
                                             Total Specialty Retail                                        $  1,809,560
-----------------------------------------------------------------------------------------------------------------------
                                             Textiles, Apparel & Luxury Goods -- 3.2%
            35,853                           Cie Financiere Richemont SA                                   $  2,622,017
             5,831                           Kering SA                                                        3,448,142
            15,800                           LVMH Moet Hennessy Louis Vuitton SE                              6,188,370
           133,487                           Moncler S.p.A.                                                   5,477,665
                                                                                                           ------------
                                             Total Textiles, Apparel & Luxury Goods                        $ 17,736,194
-----------------------------------------------------------------------------------------------------------------------
                                             Water Utilities -- 0.1%
           520,000                           China Water Affairs Group, Ltd.                               $    534,924
                                                                                                           ------------
                                             Total Water Utilities                                         $    534,924
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $373,220,722)                                           $411,285,569
-----------------------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCK -- 0.0% of Net Assets
                                             Equity Real Estate Investment
                                             Trusts (REITs) -- 0.0%+
               204^(a)                       Wheeler Real Estate Investment Trust, Inc.                    $    114,186
                                                                                                           ------------
                                             Total Equity Real Estate Investment Trusts (REITs)            $    114,186
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCK
                                             (Cost $195,245)                                               $    114,186
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                             Value
-----------------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 4.6% of Net Assets
                                             Banks -- 1.8%
         2,301,000(b)                        Banco do Brasil SA, 3.875%, 10/10/22                          $  2,289,495
         1,579,000                           Industrial & Commercial Bank of China, Ltd.,
                                             3.538%, 11/8/27                                                  1,552,550
         3,804,000(c)(d)                     Intesa Sanpaolo S.p.A., 7.7% (5 Year USD
                                             Swap Rate + 546 bps) (144A)                                      3,725,562
         2,464,000                           UniCredit S.p.A., 4.625%, 4/12/27 (144A)                         2,430,380
                                                                                                           ------------
                                             Total Banks                                                   $  9,997,987
-----------------------------------------------------------------------------------------------------------------------
                                             Chemicals -- 0.4%
         2,081,000(b)                        Braskem Finance, Ltd., 6.45%, 2/3/24                          $  2,269,351
                                                                                                           ------------
                                             Total Chemicals                                               $  2,269,351
-----------------------------------------------------------------------------------------------------------------------
                                             Mining -- 0.5%
         2,637,000                           MMC Norilsk Nickel OJSC via MMC Finance, DAC,
                                             4.1%, 4/11/23 (144A)                                          $  2,630,271
                                                                                                           ------------
                                             Total Mining                                                  $  2,630,271
-----------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas -- 0.6%
         3,339,000                           Petrobras Global Finance BV, 4.375%, 5/20/23                  $  3,379,068
                                                                                                           ------------
                                             Total Oil & Gas                                               $  3,379,068
-----------------------------------------------------------------------------------------------------------------------
                                             Packaging & Containers -- 0.6%
         3,000,000                           Sealed Air Corp., 5.125%, 12/1/24 (144A)                      $  3,112,500
                                                                                                           ------------
                                             Total Packaging & Containers                                  $  3,112,500
-----------------------------------------------------------------------------------------------------------------------
                                             Telecommunications -- 0.7%
         4,400,000                           CenturyLink, Inc., 7.65%, 3/15/42                             $  3,873,760
                                                                                                           ------------
                                             Total Telecommunications                                      $  3,873,760
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $24,606,500)                                            $ 25,262,937
-----------------------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS --
                                             2.1% of Net Assets
                                             Argentina -- 0.4%
         2,966,000                           Argentine Republic Government International
                                             Bond, 5.875%, 1/11/28                                         $  2,050,989
                                                                                                           ------------
                                             Total Argentina                                               $  2,050,989
-----------------------------------------------------------------------------------------------------------------------
                                             Brazil -- 0.2%
BRL      4,942,000                           Brazil Notas do Tesouro Nacional Serie F,
                                             10.0%, 1/1/25                                                 $  1,333,479
                                                                                                           ------------
                                             Total Brazil                                                  $  1,333,479
-----------------------------------------------------------------------------------------------------------------------
                                             Indonesia -- 1.1%
IDR 84,537,000,000                           Indonesia Treasury Bond, 8.375%, 3/15/24                      $  6,184,763
                                                                                                           ------------
                                             Total Indonesia                                               $  6,184,763
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 25

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                             Value
-----------------------------------------------------------------------------------------------------------------------
                                             Mexico -- 0.4%
MXN     41,165,500                           Mexican Bonos, 7.5%, 6/3/27                                   $  2,095,622
                                                                                                           ------------
                                             Total Mexico                                                  $  2,095,622
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $11,847,095)                                            $ 11,664,853
-----------------------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                             5.0% of Net Assets
        12,000,000(e)                        U.S. Treasury Bills, 5/7/19                                   $ 11,995,258
        11,754,200(e)                        U.S. Treasury Bills, 5/21/19                                    11,738,565
         4,000,000(e)                        U.S. Treasury Bills, 5/28/19                                     3,992,847
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                             (Cost $27,726,783)                                            $ 27,726,670
-----------------------------------------------------------------------------------------------------------------------
                                             INVESTMENT COMPANIES -- 4.6%
                                             of Net Assets
            48,131(a)                        Dragon Capital - Vietnam Enterprise Investments,
                                             Ltd., Class C                                                 $    279,252
           505,622                           ETFMG Prime Cyber Security ETF                                  21,145,112
            52,593                           Invesco International BuyBack Achievers ETF                      1,737,147
           120,057                           VanEck Vectors Vietnam ETF                                       2,001,350
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT COMPANIES
                                             (Cost $23,391,709)                                            $ 25,162,861
-----------------------------------------------------------------------------------------------------------------------
                                             EXCHANGE-TRADED COMMODITY --
                                             0.2% of Net Assets
             3,411(a)(b)                     Xtrackers Physical Rhodium ETC                                $    895,694
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL EXCHANGE-TRADED COMMODITY
                                             (Cost $534,086)                                               $    895,694
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Number of                                                                    Strike        Expiration
Contracts                  Description       Counterparty    Notional        Price         Date
-----------------------------------------------------------------------------------------------------------------------
                                             OVER THE COUNTER (OTC) PUT OPTIONS
                                             PURCHASED -- 0.1%
             8,135         S&P 500 Index     Citibank NA     USD 796,503     USD 2,481     10/18/19        $    180,931
             8,254         S&P 500 Index     Citibank NA     USD 796,453     USD 2,506     10/18/19             198,314
                                                                                                           ------------
                                                                                                           $    379,245
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OVER THE COUNTER (OTC) PUT
                                             OPTIONS PURCHASED
                                             (Premiums paid $1,592,956)                                    $    379,245
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

-----------------------------------------------------------------------------------------------------------------------
Number of                                                                    Strike        Expiration
Contracts                  Description       Counterparty    Notional        Price         Date            Value
-----------------------------------------------------------------------------------------------------------------------
                                             OVER THE COUNTER (OTC) CALL OPTION
                                             PURCHASED -- 0.1%
            31,571         Euro Stoxx 50     Citibank NA     EUR 3,001,680   EUR 3,559     6/21/19         $    642,807
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OVER THE COUNTER (OTC) CALL
                                             OPTION PURCHASED
                                             (Premiums paid $3,001,680)                                    $    642,807
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OPTIONS PURCHASED
                                             (Premiums paid $4,594,636)                                    $  1,022,052
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS IN UNAFFILIATED
                                             ISSUERS -- 91.5%
                                             (Cost $466,116,776)                                           $503,134,822
-----------------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND LIABILITIES -- 8.5%                          $ 46,510,100
-----------------------------------------------------------------------------------------------------------------------
                                             NET ASSETS -- 100.0%                                          $549,644,922
=======================================================================================================================

bps          Basis Points.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $27,023,496, or 4.9% of net assets.

(A.D.R.)     American Depositary Receipts.

+            Amount rounds to less than 0.1%.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services).

(a)          Non-income producing security.

(b) All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.)

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

(d)          Security is perpetual in nature and has no stated maturity date.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 27

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACTS

---------------------------------------------------------------------------------------------------
Number of
Contracts                         Expiration    Notional          Market            Unrealized
Short        Description          Date          Amount            Value             Appreciation
---------------------------------------------------------------------------------------------------
   179       Australian Dollar    6/17/19       $  12,635,610     $  12,633,820     $     1,790
   303       Euro                 6/17/19          43,135,872        42,671,869         464,003
---------------------------------------------------------------------------------------------------
                                                $  55,771,482     $  55,305,689     $   465,793
---------------------------------------------------------------------------------------------------

INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------------------
Number of
Contracts                         Expiration    Notional          Market            Unrealized
Long         Description          Date          Amount            Value             Appreciation
---------------------------------------------------------------------------------------------------
    54       Nikkei 225           6/13/19       $  10,754,896     $  10,790,785     $    35,889
    49       Nikkei 225           6/13/19           5,472,228         5,481,875           9,647
---------------------------------------------------------------------------------------------------
                                                $  16,227,124     $  16,272,660     $    45,536
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Number of
Contracts                         Expiration    Notional          Market            Unrealized
Short        Description          Date          Amount            Value             (Depreciation)
---------------------------------------------------------------------------------------------------
   438       Euro Stoxx 50        6/21/19       $  16,007,497     $  16,965,882     $  (958,385)
   484       FTSE/JSE Top 40      6/20/19          16,988,024        17,810,964        (822,940)
    36       HSCEI                5/30/19           2,618,482         2,631,561         (13,079)
   405       MSCI Emerging        6/21/19          21,543,999        21,874,050        (330,051)
             Markets
   200       SPI 200              6/20/19          21,681,665        22,224,751        (543,086)
    85       S&P 500 E-MINI       6/21/19          12,073,319        12,531,125        (457,806)
---------------------------------------------------------------------------------------------------
                                                $  90,912,986     $  94,038,333     $(3,125,347)
---------------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                         $(130,457,344)    $(133,071,362)    $(2,614,018)
===================================================================================================

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
Notional                      Obligation         Pay/                        Expiration    Unrealized      Market
Amount(1)    Counterparty     Reference/Index    Receive(2)    Coupon        Date          Appreciation    Value
----------------------------------------------------------------------------------------------------------------------
   26,483    Goldman          Goldman Sachs      Pay           3M LIBOR +    11/26/19      $  139,497      $  139,497
             Sachs            Total Cash                       39bps
             International    Return Index*
   87,810    Goldman          Goldman Sachs      Pay           3M LIBOR +    5/1/19           866,959         866,959
             Sachs            Total Cash                       39bps
             International    Return Index*
----------------------------------------------------------------------------------------------------------------------
TOTAL SWAPS CONTRACTS                                                                      $1,006,456      $1,006,456
=======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

BRL -- Brazilian Real

EUR -- Euro

IDR -- Indonesian Rupiah

MXN -- Mexican Peso

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

* The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of April 30, 2019.

-------------------------------------------------------------------------------------
Index Description                         Shares      Value          % of basket
-------------------------------------------------------------------------------------
AbbVie Inc.                                 262       $   20,838           2.07%
AES Corp.                                 1,530           26,198           2.60%
American Airlines Group, Inc.               406           13,880           1.38%
American International Group, Inc.          284           13,517           1.34%
Ameriprise Financial, Inc                   135           19,868           1.97%
AmerisourceBergen Corp.                     211           15,769           1.57%
Apple, Inc.                                 120           24,178           2.40%
Applied Materials, Inc.                     426           18,782           1.87%
Archer-Daniels-Midland Co.                  378           16,872           1.68%
Assurant, Inc.                              180           17,084           1.70%
Boeing Co.                                   94           35,367           3.52%
Capital One Financial Corp.                 215           19,988           1.99%
Capri Holdings, Ltd.                        464           20,437           2.03%
CBS Corp.                                   260           13,332           1.32%
CenturyLink, Inc.                           674            7,700           0.77%
Cigna Corp.                                  69           10,908           1.08%
Corning, Inc.                               600           19,107           1.90%
DENTSPLY SIRONA, Inc.                       274           13,993           1.39%
Discover Financial Services                 277           22,534           2.24%
eBay, Inc.                                  518           20,074           1.99%
Equity Residential                          268           20,480           2.03%
F5 Networks, Inc.                           134           21,029           2.09%
General Electric Co.                        597            6,072           0.60%
Gilead Sciences, Inc.                       252           16,421           1.63%
HCA Healthcare, Inc.                        206           26,149           2.60%
HP, Inc.                                    920           18,347           1.82%
LyondellBasell Industries NV                204           18,016           1.79%
McDonald's Corp.                            124           24,437           2.43%
Michael Kors Holdings, Ltd.                 381           22,731           2.26%
Monster Beverage Corp.                      201           29,173           2.90%
Motorola Solutions, Inc.                  1,139           15,383           1.53%
NetApp, Inc.                                434           31,639           3.14%
NRG Energy, Inc.                          1,024           42,162           4.19%
ONEOK, Inc.                                 329           22,347           2.22%
Procter & Gamble Co.                        198           21,103           2.10%
PulteGroup, Inc.                            763           24,018           2.39%
Qorvo, Inc.                                 254           19,236           1.91%
Quest Diagnostics, Inc.                     164           15,810           1.57%
Seagate Technology PLC                      411           19,850           1.97%
Sysco Corp.                                 327           23,036           2.29%
Target Corp.                                310           23,992           2.38%
TransDigm Group, Inc.                        70           33,847           3.37%
Tyson Foods, Inc.                           269           20,203           2.01%
United Continental Holdings, Inc.           247           21,905           2.18%

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 29

-------------------------------------------------------------------------------------
Index Description                          Shares     Value            % of basket
-------------------------------------------------------------------------------------
Valero Energy Corp.                         268       $   24,285           2.41%
Wabtec Corp.                                  3              237           0.02%
Western Union Co.                           871           16,941           1.68%
Weyerhaeuser Co.                            511           13,695           1.36%
Williams Cos, Inc.                          565           16,008           1.59%
Yum! Brands, Inc.                           263           27,478           2.73%
-------------------------------------------------------------------------------------
Totals                                                $1,006,456         100.00%
=====================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, aggregated $354,382,424 and $517,479,892, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund did not engage in cross trade activity.

At April 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $478,838,754 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                                $ 50,304,281
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                 (27,615,775)
                                                                                      ------------
           Net unrealized appreciation                                                $ 22,688,506
                                                                                      ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                       Level 1           Level 2          Level 3       Total
-----------------------------------------------------------------------------------------------------
Common Stocks                          $411,285,569      $        --      $     --      $411,285,569
Preferred Stock
 Equity Real Estate
  Investment Trust (REITs)                       --               --       114,186           114,186
Corporate Bonds                                  --       25,262,937            --        25,262,937
Foreign Government Bonds                         --       11,664,853            --        11,664,853
U.S. Government and
 Agency Obligations                              --       27,726,670            --        27,726,670
Investment Companies                     26,058,555               --            --        26,058,555
Over The Counter (OTC)
 Put Options Purchased                           --          379,245            --           379,245
Over The Counter (OTC)
 Call Option Purchased                           --          642,807            --           642,807
-----------------------------------------------------------------------------------------------------
Total Investments
 in Securities                         $437,344,124      $65,676,512      $114,186      $503,134,822
=====================================================================================================
Other Financial Instruments
 Net unrealized depreciation
  on futures contracts                 $ (2,614,018)     $        --      $     --      $ (2,614,018)
 Swap contracts, at value                        --        1,006,456            --         1,006,456
-----------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                 $ (2,614,018)     $ 1,006,456      $     --      $ (1,607,562)
=====================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------
                                                                     Preferred
                                                                     Stock
-------------------------------------------------------------------------------
Balance as of 10/31/18                                               $143,808
Realized gain (loss)(1)                                                    --
Changed in unrealized appreciation (depreciation)(2)                  (29,622)
Accrued discounts/premiums                                                 --
Purchases                                                                  --
Sales                                                                      --
Transfers in to Level 3*                                                   --
Transfers out of Level 3*                                                  --
-------------------------------------------------------------------------------
Balance as of 4/30/19                                                $114,186
===============================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
      considered Level 3 at April 30, 2019:                                                           $(29,622)
                                                                                                      --------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 31

Statement of Assets and Liabilities | 4/30/19 (Consolidated) (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $466,116,776)              $503,134,822
  Cash                                                                              1,171,644
  Foreign currencies, at value (cost $19,873,283)                                  19,966,941
  Futures collateral                                                               16,819,038
  Due from broker for futures                                                       2,724,551
  Variation margin for futures contracts                                               31,724
  Swap contracts, at value                                                          1,006,456
  Receivables --
     Investment securities sold                                                    13,114,900
     Fund shares sold                                                                 201,403
     Dividends                                                                      1,497,543
     Interest                                                                         500,579
  Other assets                                                                        159,935
----------------------------------------------------------------------------------------------
        Total assets                                                             $560,329,536
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                             $  6,141,054
     Fund shares repurchased                                                          918,024
     Trustees' fees                                                                     1,227
  Swaps collateral                                                                    700,000
  Net unrealized depreciation on futures contracts                                  2,614,018
  Due to affiliates                                                                    80,556
  Accrued expenses                                                                    229,735
----------------------------------------------------------------------------------------------
        Total liabilities                                                        $ 10,684,614
==============================================================================================
NET ASSETS:
  Paid-in capital                                                                $557,396,392
  Distributable earnings (loss)                                                    (7,751,470)
----------------------------------------------------------------------------------------------
        Net assets                                                               $549,644,922
==============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $107,920,765/8,972,564 shares)                               $      12.03
  Class C (based on $104,157,551/8,849,766 shares)                               $      11.77
  Class K (based on $75,428,667/6,270,608 shares)                                $      12.03
  Class R (based on $218,111/18,248 shares)                                      $      11.95
  Class Y (based on $261,919,828/21,669,850 shares)                              $      12.09
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $12.03 net asset value per share/100%-4.50%
     maximum sales charge)                                                       $      12.60
==============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $248,716)                                               $  3,838,205
  Interest from unaffiliated issuers (net of foreign
     taxes withheld $22,680)                                                   1,387,890
--------------------------------------------------------------------------------------------------------------
       Total investment income                                                                   $  5,226,095
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  1,973,493
  Administrative expense                                                         111,843
  Transfer agent fees
     Class A                                                                      44,116
     Class C                                                                      40,209
     Class R                                                                         364
     Class Y                                                                     136,041
  Distribution fees
     Class A                                                                     144,394
     Class C                                                                     543,724
     Class R                                                                         506
  Shareowner communications expense                                               19,743
  Custodian fees                                                                  70,136
  Registration fees                                                               46,580
  Professional fees                                                               60,235
  Printing expense                                                                27,420
  Pricing fees                                                                     4,310
  Trustees' fees                                                                  10,182
  Insurance expense                                                                5,509
  Interest expense                                                                 7,343
  Miscellaneous                                                                   99,543
--------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $  3,345,691
     Less fees waived and expenses reimbursed by the Adviser                                          (87,761)
--------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $  3,257,930
--------------------------------------------------------------------------------------------------------------
       Net investment income                                                                     $  1,968,165
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                    $(31,588,636)
     Futures contracts                                                         1,437,771
     Swap contracts                                                           (1,067,495)
     Other assets and liabilities denominated
       in foreign currencies                                                    (306,345)        $(31,524,705)
--------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
       capital gain tax $35,766)                                            $ 63,644,931
     Futures contracts                                                       (14,255,051)
     Swap contracts                                                            2,139,216
     Other assets and liabilities denominated in foreign currencies              229,882         $ 51,758,978
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                         $ 20,234,273
--------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                           $ 22,202,438
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 33

Statements of Changes in Net Assets (Consolidated)

------------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          4/30/19                  Year Ended
                                                                          (unaudited)              10/31/18
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                              $   1,968,165            $  10,358,469
Net realized gain (loss) on investments                                     (31,524,705)              52,896,571
Change in net unrealized appreciation (depreciation)
  on investments                                                             51,758,978              (83,492,061)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                                    $  22,202,438            $ (20,237,021)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($1.25 and $1.23 per share, respectively)                       $ (13,857,488)           $ (12,321,509)
  Class C ($1.22 and $1.15 per share, respectively)                         (11,777,964)             (12,164,041)
  Class K* ($1.27 and $0.04 per share, respectively)                         (7,196,144)                (235,303)
  Class R ($1.21 and $1.18 per share, respectively)                             (18,528)                 (23,045)
  Class Y ($1.27 and $1.26 per share, respectively)                         (30,462,507)             (34,491,439)
-----------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                                 $ (63,312,631)           $ (59,235,337)
==================================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                         $  66,261,045            $ 416,332,043
Reinvestment of distributions                                                44,853,199               50,052,246
Cost of shares repurchased                                                 (178,587,634)            (387,377,293)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                            $ (67,473,390)           $  79,006,996
------------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                           $(108,583,583)           $    (465,362)
NET ASSETS:
Beginning of period                                                       $ 658,228,505            $ 658,693,867
------------------------------------------------------------------------------------------------------------------
End of period                                                             $ 549,644,922            $ 658,228,505
==================================================================================================================

*     Class K shares commenced operations on June 22, 2018.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------
                                   Six Months      Six Months
                                   Ended           Ended
                                   4/30/19         4/30/19            Year Ended       Year Ended
                                   Shares          Amount             10/31/18         10/31/18
                                   (unaudited)     (unaudited)        Shares           Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           834,796      $   9,620,728        5,191,038      $  71,343,681
Reinvestment of
  distributions                       915,823         10,526,230          815,397         10,960,003
Less shares repurchased            (4,032,314)       (44,414,733)      (4,654,378)       (63,474,073)
------------------------------------------------------------------------------------------------------
     Net increase (decrease)       (2,281,695)     $ (24,267,775)       1,352,057      $  18,829,611
======================================================================================================
Class C
Shares sold                           570,348      $   6,432,100        1,547,855      $  20,844,972
Reinvestment of
  distributions                       874,531          9,855,833          754,210          9,956,786
Less shares repurchased            (2,418,425)       (27,051,270)      (3,128,303)       (42,138,973)
------------------------------------------------------------------------------------------------------
     Net decrease                    (973,546)     $ (10,763,337)        (826,238)     $ (11,337,215)
======================================================================================================
Class K*
Shares sold                           782,315      $   8,969,041        5,985,981      $  80,532,422
Reinvestment of
  distributions                        33,076            360,534               --                 --
Less shares repurchased               (19,629)          (230,555)        (511,135)        (6,893,926)
------------------------------------------------------------------------------------------------------
     Net increase                     795,762      $   9,099,020        5,474,846      $  73,638,496
======================================================================================================
Class R
Shares sold                             6,572      $      76,507           10,792      $     147,330
Reinvestment of
  distributions                         1,059             12,104              538              7,201
Less shares repurchased               (13,390)          (164,468)          (7,077)           (94,835)
------------------------------------------------------------------------------------------------------
     Net increase (decrease)           (5,759)     $     (75,857)           4,253      $      59,696
======================================================================================================
Class Y
Shares sold                         3,542,358      $  41,162,669       17,504,887      $ 243,463,638
Reinvestment of
  distributions                     2,086,878         24,098,498        2,157,757         29,128,256
Less shares repurchased            (9,344,505)      (106,726,608)     (20,262,452)      (274,775,486)
------------------------------------------------------------------------------------------------------
     Net decrease                  (3,715,269)     $ (41,465,441)        (599,808)     $  (2,183,592)
======================================================================================================

*     Class K shares commenced operations on June 22, 2018.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 35

Financial Highlights (Consolidated)

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year        Year
                                                             4/30/19      Ended       Ended       Ended       Ended       Ended
                                                             (unaudited)  10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.69     $  14.17    $  12.03    $  12.68    $  12.94    $  13.33
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.04(a)  $   0.19(a) $   0.14(a) $   0.16(a) $   0.17(a) $   0.27
  Net realized and unrealized gain (loss) on investments         0.55        (0.44)       2.12       (0.07)       0.20       (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.59     $  (0.25)   $   2.26    $   0.09    $   0.37    $   0.18
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.04)    $  (0.35)   $  (0.12)   $  (0.18)   $  (0.30)   $  (0.08)
  Net realized gain                                             (1.21)       (0.88)         --       (0.56)      (0.33)      (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.25)    $  (1.23)   $  (0.12)   $  (0.74)   $  (0.63)   $  (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.66)    $  (1.48)   $   2.14    $  (0.65)   $  (0.26)   $  (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.03     $  12.69    $  14.17    $  12.03    $  12.68    $  12.94
===================================================================================================================================
Total return (b)                                                 5.16%(c)    (2.08)%     18.96%       0.88%       2.85%       1.45%
Ratio of net expenses to average net assets (d)                  1.19%(e)     1.14%       1.18%       1.19%       1.20%       1.23%
Ratio of net investment income (loss) to average
  net assets                                                     0.65%(e)     1.35%       1.08%       1.38%       1.33%       1.60%
Portfolio turnover rate                                            69%(c)      255%        292%        230%        295%        383%
Net assets, end of period (in thousands)                     $107,921     $142,760    $140,278    $164,898    $209,001    $227,251
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets (d)                       1.19%(e)     1.14%       1.18%       1.19%       1.26%       1.23%
  Net investment income (loss) to average net assets             0.65%(e)     1.35%       1.08%       1.38%       1.27%       1.60%
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended           Year        Year        Year        Year        Year
                                                           4/30/19         Ended       Ended       Ended       Ended       Ended
                                                           (unaudited)     10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  12.45        $  13.95    $  11.88    $  12.56    $  12.78    $  13.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $  (0.01)(a)(b) $   0.07(a) $   0.04(a) $   0.07(a) $   0.07(a) $   0.13
  Net realized and unrealized gain (loss) on investments       0.55           (0.42)       2.09       (0.07)       0.20       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.54        $  (0.35)   $   2.13    $     --    $   0.27    $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                    $  (0.01)       $  (0.27)   $  (0.06)   $  (0.12)   $  (0.16)   $  (0.02)
  Net realized gain                                           (1.21)          (0.88)         --       (0.56)      (0.33)      (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (1.22)       $  (1.15)   $  (0.06)   $  (0.68)   $  (0.49)   $  (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.68)       $  (1.50)   $   2.07    $  (0.68)   $  (0.22)   $  (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.77        $  12.45    $  13.95    $  11.88    $  12.56    $  12.78
====================================================================================================================================
Total return (c)                                               4.81%(d)       (2.83)%     18.01%       0.09%       2.12%       0.60%
Ratio of net expenses to average net assets (e)                1.94%(f)        1.91%       1.93%       1.94%       2.01%       1.97%
Ratio of net investment income (loss) to average
  net assets                                                  (0.09)%(f)       0.55%       0.34%       0.63%       0.52%       0.89%
Portfolio turnover rate                                          69%(d)         255%        292%        230%        295%        383%
Net assets, end of period (in thousands)                   $104,158        $122,305    $148,591    $178,457    $218,597    $238,164
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 37

---------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          4/30/19            6/22/18* to
                                                                          (unaudited)        10/31/18
---------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                      $ 12.69            $ 13.67
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                             $  0.06(a)         $  0.06(a)
 Net realized and unrealized gain (loss) on investments                      0.55              (1.00)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.61            $ (0.94)
---------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.06)           $ (0.04)
 Net realized gain                                                          (1.21)                --
---------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (1.27)           $ (0.04)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (0.66)           $ (0.98)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 12.03            $ 12.69
=========================================================================================================
Total return (b)                                                             5.34%(c)          (2.00)%(c)
Ratio of net expenses to average net assets (d)                              0.86%(d)           0.88%(e)
Ratio of net investment income (loss) to average net assets                  1.02%(d)           1.28%(e)
Portfolio turnover rate                                                        69%(c)            255%(c)
Net assets, end of period (in thousands)                                  $75,429            $69,449
=========================================================================================================

*     Class K commenced operations on June 22, 2018.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00% and 0.00%, respectively.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year       Year
                                                                  4/30/19      Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)  10/31/18   10/31/17   10/31/16*  10/31/15*  10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $12.60       $14.11     $12.00     $12.69     $12.92     $13.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.01(a)    $ 0.10(a)  $ 0.08(a)  $ 0.10(a)  $ 0.06(a)  $ 0.15
  Net realized and unrealized gain (loss) on investments            0.55        (0.43)      2.11      (0.08)      0.19       0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.56       $(0.33)    $ 2.19     $ 0.02     $ 0.25     $ 0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $   --       $(0.30)    $(0.08)    $(0.15)    $(0.15)    $(0.06)
  Net realized gain                                                (1.21)       (0.88)        --      (0.56)     (0.33)     (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $(1.21)      $(1.18)    $(0.08)    $(0.71)    $(0.48)    $(0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $(0.65)      $(1.51)    $ 2.11     $(0.69)    $(0.23)    $(0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.95       $12.60     $14.11     $12.00     $12.69     $12.92
====================================================================================================================================
Total return (c)                                                    4.89%(d)    (2.71)%    18.35%      0.34%      1.90%      1.19%
Ratio of net expenses to average net assets (e)                     1.79%(f)     1.82%      1.62%      1.71%      2.01%      1.55%
Ratio of net investment income (loss) to average net assets         0.10%(f)     0.75%      0.64%      0.86%      0.47%      1.40%
Portfolio turnover rate                                               69%(d)      255%       292%       230%       295%       383%
Net assets, end of period (in thousands)                          $  218       $  303     $  279     $  282     $  120     $   74
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 39

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            4/30/19      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  12.74     $  14.22    $  12.08    $  12.72    $  12.97    $  13.37
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $   0.06(a)  $   0.24(a) $   0.18(a) $   0.20(a) $   0.21(a) $   0.27
  Net realized and unrealized gain (loss) on investments        0.56        (0.46)       2.12       (0.08)       0.20       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.62     $  (0.22)   $   2.30    $   0.12    $   0.41    $   0.22
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $  (0.06)    $  (0.38)   $  (0.16)   $  (0.20)   $  (0.33)   $  (0.13)
  Net realized gain                                            (1.21)       (0.88)         --       (0.56)      (0.33)      (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (1.27)    $  (1.26)   $  (0.16)   $  (0.76)   $  (0.66)   $  (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.65)    $  (1.48)   $   2.14    $  (0.64)   $  (0.25)   $  (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  12.09     $  12.74    $  14.22    $  12.08    $  12.72    $  12.97
===================================================================================================================================
Total return (b)                                                5.37%(c)    (1.86)%     19.24%       1.17%       3.20%       1.70%
Ratio of net expenses to average net assets (d)                 0.90%(e)     0.90%       0.90%       0.90%       0.90%       0.95%
Ratio of net investment income (loss) to average
  net assets                                                    0.96%(e)     1.71%       1.37%       1.65%       1.63%       1.92%
Portfolio turnover rate                                           69%(c)      255%        292%        230%        295%        383%
Net assets, end of period (in thousands)                    $261,920     $323,412    $369,546    $347,586    $378,895    $401,336
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expense to average net assets (d)                       0.97%(e)     0.92%       0.95%       0.96%       1.02%       1.00%
  Net investment income (loss) to average net assets            0.89%(e)     1.69%       1.32 %      1.59%       1.52%       1.92%
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Notes to Financial Statements | 4/30/19 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K commenced operations on June 22, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the "Subsidiary"). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 41 company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2019, the Subsidiary represented $5,089,839, or approximately 0.93%, of the net assets of the Fund.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 43

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $114,186.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $42,775,677
      Long term capital gain                                         16,459,660
      --------------------------------------------------------------------------
          Total                                                     $59,235,337
      ==========================================================================

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 45

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 18,876,057
      Undistributed long term capital gain                           43,526,756
      Unrealized depreciation                                       (29,044,090)
      --------------------------------------------------------------------------
          Total                                                    $ 33,358,723
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and swaps contracts.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,097 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor

46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

      The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 47

      The Fund may invest in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a

48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of and for the six months ended April 30, 2019, the Fund had no open repurchase agreements.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended April 30, 2019, was $5,845,980. Open purchased options at April 30, 2019, are listed in the Fund's Schedule of Investments.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 49

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the six months ended April 30, 2019, was $(189,757,915). Open futures contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

K.    Total Return Swap Contracts

      The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

      Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within "Swap contracts, at value" on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

      The average market value of total return swap contracts open during the six months ended April 30, 2019, was $(207,287). Open total return swap contracts at April 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.675% of the next $1 billion and 0.65% on average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary's average daily net assets and 0.65% of the Subsidiary's average daily net assets over $2 billion.

For the six months ended April 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. This expense limitation is in effect through March 1, 2020. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 51

Fees waived and expenses reimbursed during the six months ended April 30, 2019 are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,632 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $ 5,259
Class C                                                                   4,626
Class R                                                                      75
Class Y                                                                   9,783
--------------------------------------------------------------------------------
 Total                                                                  $19,743
================================================================================


4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,924 in distribution fees payable to the Distributor at April 30, 2019.

52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2019, CDSCs in the amount of $5,773 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended April 30, 2019, the average daily amount of borrowings outstanding during the period was $6,437,500. The related weighted average annualized interest rate for the period was 3.30%, and the total interest expense on such borrowings was $7,343, which is shown as Interest expense, located on the Statement of Operations. As of April 30, 2019, there were no borrowings outstanding.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 53

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of April 30, 2019.

------------------------------------------------------------------------------------------------------------
                    Derivative Assets     Derivatives       Non-Cash         Cash             Net Amount
                    Subject to Master     Available for     Collateral       Collateral       of Derivative
Counterparty        Netting Agreement     Offset            Received (a)     Received (a)     Assets (b)
------------------------------------------------------------------------------------------------------------
Citibank NA         $1,022,052            $ --              $ --             $      --        $1,022,052
Goldman Sachs
  International      1,006,456              --                --              (700,000)          306,456
------------------------------------------------------------------------------------------------------------
  Total             $2,028,508            $ --              $ --             $(700,000)       $1,328,508
============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 55

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019 was as follows:

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                      Foreign
                            Interest       Credit     Exchange      Equity           Commodity
                            Rate Risk      Risk       Rate Risk     Risk             Risk
-----------------------------------------------------------------------------------------------
Assets
 Options
  purchased*                $ --           $ --       $     --      $ 1,022,052      $ --
 Net unrealized
  appreciation on
  futures contracts           --             --        465,793           45,536        --
 Swap contracts,
  at value                    --             --             --        1,006,456        --
-----------------------------------------------------------------------------------------------
  Total Value               $ --           $ --       $465,793      $ 2,074,044      $ --
===============================================================================================
Liabilities
 Net unrealized
  depreciation on
  futures contracts         $ --           $ --       $     --      $(3,125,347)     $ --
-----------------------------------------------------------------------------------------------
  Total Value               $ --           $ --       $     --      $(3,125,347)     $ --
===============================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019 was as follows:

-----------------------------------------------------------------------------------------------------
Statement of Operations
                                                        Foreign
                               Interest      Credit     Exchange         Equity            Commodity
                               Rate Risk     Risk       Rate Risk        Risk              Risk
-----------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Options
  purchased*                   $ --          $ --       $        --      $(11,246,601)     $ --
 Futures contracts               --            --         2,152,714          (714,943)       --
 Swap contracts                  --            --                --        (1,067,495)       --
-----------------------------------------------------------------------------------------------------
  Total Value                  $ --          $ --       $ 2,152,714      $(13,029,039)     $ --
=====================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options
  purchased**                  $ --          $ --       $        --      $  5,378,960      $ --
 Futures contracts               --            --        (1,557,420)      (12,697,631)       --
 Swap contracts                  --            --                --         2,139,216        --
-----------------------------------------------------------------------------------------------------
  Total Value                  $ --          $ --       $(1,557,420)     $ (5,179,455)     $ --
=====================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1l.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 57

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial and
Lisa M. Jones                                Accounting Officer
Lorraine H. Monchak                        Christopher J. Kelley, Secretary and
Marguerite A. Piret                          Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19 59

                          This page is for your notes.

60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 24879-08-0619

                                Pioneer Floating
                                Rate Fund

--------------------------------------------------------------------------------
                                Semiannual Report | April 30, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   FLARX
                                Class C   FLRCX
                                Class Y   FLYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         41

Notes to Financial Statements                                                48

Trustees, Officers and Service Providers                                     63

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2019. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer Floating Rate Fund's Class A shares returned 2.06% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 2.10%. During the same period, the average return of the 247 mutual funds in Morningstar's Bank Loan Funds category was 1.86%.

Q How would you describe the environment for investing in bank loans during the six-month period ended April 30, 2019?

A Late 2018 saw investor sentiment for riskier assets weaken due to a range of concerns, including U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and political uncertainty. In mid-December, the U.S. Federal Reserve (the Fed) met expectations and raised its short- term target rate to the 2.25% to 2.50% range, its fourth rate hike in calendar year 2018, while also noting the potential for additional rate increases in 2019. In combination with signs of slowing global economic growth and yet another setback in the "Brexit" negotiations in the United Kingdom, fears that the Fed would overshoot on interest rates led to a spike in volatility in the market for risk assets. December 2018 saw the 10-year U.S. Treasury yield decline from 3.01% to 2.69%, as investors sought a safe haven from the market turmoil. Energy-related issues declined sharply as crude oil prices plunged over the fourth quarter, mainly due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted on monetary policy and took on a less aggressive tone, announcing an early end to its balance-sheet reduction program while also indicating it would become more "data dependent" with regard to interest rates, thus putting further increases on hold, at least temporarily. In addition to the Fed's policy actions, weak economic data out of the euro zone and China led to renewed monetary accommodations from both the

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

      European Central Bank and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment during the first quarter of 2019. While the overall pace of gains moderated and there was some interim market volatility over the final weeks of the period, credit-sensitive assets continued to outperform interest-rate-sensitive issues through the end of April.

      In late 2018, the loan market was affected by massive outflows from retail mutual fund investors. The exodus was primarily driven by comments from Fed Chair Powell about future rate increases likely being put on hold, which lessened the attractiveness of the floating-rate feature of bank loans. Another factor driving the outflows was heightened media coverage speculating on a possible end of the credit cycle for loans. The effects of the outflows were further exacerbated by low year-end liquidity in the loan market, with a pause in collateralized loan obligation (CLO) formation following a record calendar year in terms of volume.

      Despite all the issues outlined here, the early-2019 rally in the credit markets helped the loan market recoup the bulk of the losses it incurred in the latter part of 2018, thus rewarding patient bank-loan investors.

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2019?

A The Fund's return was essentially in line with that of the S&P/LSTA Index during the six-month period. Benchmark-relative performance received support from the portfolio's tilt toward higher-quality loans carrying ratings in the BB range. In addition, loan selection results were positive overall, highlighted by the Fund's holdings among loans rated BBB and B.

      The Fund's allocations across industries within its core loan positions had only a modest impact on benchmark-relative performance. An underweight to technology, and electronics in particular, detracted from benchmark-relative returns, as did portfolio overweights to loans in the food products and aerospace & defense segments. On the positive side, an underweight to business & equipment services and an overweight to conglomerates aided the Fund's benchmark-relative performance.

      With regard to individual portfolio holdings, positive contributions to the Fund's benchmark-relative results during the period were led by the loans of Neiman Marcus, as the luxury retailer displayed improved operating performance and made progress toward shoring up its capital structure. Portfolio exposure to office equipment/supply wholesaler Staples also aided


                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 5 the Fund's benchmark-relative returns, as the loans moved up to par (face) value in conjunction with a refinancing. Within health care, the loans of U.S. Renal Care contributed positively to the Fund's relative performance as the loan price benefited when the company was acquired.

      On the downside, investor sentiment towards the loans of cosmetics and personal care company Revlon was negatively affected by timing issues regarding a new product launch as well as by inventory adjustments by some key customers. A Fund overweight to the loans of Nature's Bounty, a provider of health supplements, detracted from relative performance as improvements in the company's business results showed signs of plateauing over the six-month period. A position in PetSmart detracted from the Fund's relative returns due to loan-price volatility, as the pet superstore continued to experience tepid same-store sales trends and concerns about the company's capital structure lingered in the wake of its acquisition of online retailer Chewy.com.

      Finally, the Fund's out-of-benchmark allocations to high-yield corporate bonds and to insurance-linked securities (ILS), the latter of which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, had little impact on relative performance over the six months. We reduced those non-core portfolio positions meaningfully in order to meet redemptions from the Fund as investors were fleeing the loan asset class in late 2018.

Q Did the Fund have any investments in any derivative securities during the six-month period ended April 30, 2019? If so, did the derivatives have any material effect on results?

A We invested the Fund in high-yield bond and investment-grade bond credit-default swaps, principally to maintain liquidity in the portfolio. The derivatives had no material impact on the Fund's performance.

Q Did the Fund's distributions* to shareholders change during the six-month period ended April 30, 2019?

A The Fund's distributions increased during the period, in part due to the Fed's multiple interest-rate hikes throughout 2018, which resulted in higher LIBOR (London Interbank Offered Rate) reference rates for bank loans.

Q     What is your investment outlook?

A We view loan fundamentals as positive and expect defaults to remain manageable. The default rate on loans for the 12 months ended April 30, 2019, was 1.01% by loan volume, which is below the historical average of

*     Distributions are not guaranteed.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 slightly over 3%. The default rate by number of issuers was 1.59%, also below the long-term average. Meanwhile, the default rate on loans held in the Fund's portfolio has remained well below that of the market.

      We continue to maintain an up-in-quality bias in the portfolio. The loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and we have refrained from having the Fund participate in a number of the more levered deals. Instead, we have been emphasizing loans of borrowers with strong cash flows, a strategy designed to help ensure that they can pay their obligations in the event interest rates rise meaningfully from here, or if there is a downturn in economic conditions. Recent Fund purchases have been focused within the broadcast, oil & gas, and financial intermediary loan-market segments.

      We have been looking for opportunities to rebuild the Fund's out-of-benchmark allocations to high-yield corporates, credit-default-swap indices, and ILS. A significant move higher in interest rates appears to have become less of a near-term risk to the high-yield asset class, and we view maintaining a modest position in ILS as helping to improve the Fund's long-term risk/reward profile, based on their higher yields and the diversification** effects they can potentially provide.

      We believe bank loans demonstrated their value in the recent rising-rate environment, as they had substantially outperformed both high-yield and investment-grade corporate bonds prior to the Fed's reversal on monetary policy at the outset of 2019. With the current U.S. economic recovery in its 10th year, we view an investment approach focused on owning loans in the higher-quality tier of the market as appropriate.

      We also believe that a pause on the part of the Fed in raising interest rates is not necessarily a negative outcome for loans, as they continue to display strong coupons and the overall loan market is trading at a discount. We expect generally stable loan-market fundamentals to outweigh any marginal movement in the federal funds rate (up or down) over the next few quarters.

      While our view on current conditions is basically positive, risks to our outlook include an unexpected decline in corporate earnings resulting from some combination of higher tariffs, rising wage growth, and slowing global economic growth.

**    Diversification does not assure a profit nor protect against loss.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 7

Please refer to the Schedule of Investments on pages 16-40 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                               95.1%
Corporate Bonds                                                            2.0%
Insurance-Linked Securities                                                1.2%
U.S. Government and Agency Obligations                                     0.8%
Investment Companies                                                       0.3%
Collateralized Mortgage Obligations                                        0.3%
Asset Backed Securities                                                    0.3%
Preferred Stock                                                            0.0%+
Common Stock                                                               0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Charter Communications Operating LLC (aka CCO Safari LLC), Term B Loan, 4.49%
    (LIBOR + 200 bps), 4/30/25                                                                          0.81%
-------------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 5/21/19                                                                        0.80
-------------------------------------------------------------------------------------------------------------
 3. Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals International, Inc.), Initial
    Term Loan, 5.474% (LIBOR + 300 bps), 6/2/25                                                         0.78
-------------------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., Initial Term B-5 Loan, 5.233%
    (LIBOR + 275 bps), 8/14/24                                                                          0.77
-------------------------------------------------------------------------------------------------------------
 5. Asurion LLC (fka Asurion Corp.), New Term Loan B7, 5.483%
    (LIBOR + 300 bps), 11/3/24                                                                          0.74
-------------------------------------------------------------------------------------------------------------
 6. Sprint Communications, Inc., Initial Term Loan, 5.0% (LIBOR + 250 bps), 2/2/24                      0.72
-------------------------------------------------------------------------------------------------------------
 7. Sinclair Television Group, Inc., Tranche B Term Loan, 4.74%
    (LIBOR + 225 bps), 1/3/24                                                                           0.70
-------------------------------------------------------------------------------------------------------------
 8. Fitness International LLC, Term B Loan, 5.769% (LIBOR + 325 bps/
    PRIME + 225 bps), 4/18/25                                                                           0.70
-------------------------------------------------------------------------------------------------------------
 9. Boyd Gaming Corp., Refinancing Term B Loan, 4.668% (LIBOR + 225 bps), 9/15/23                       0.68
-------------------------------------------------------------------------------------------------------------
10. NVA Holdings, Inc., First Lien Term B3 Loan, 5.233% (LIBOR + 275 bps), 2/2/25                       0.63
-------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 9

Prices and Distributions | 4/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                   4/30/19                     10/31/18
--------------------------------------------------------------------------------
       A                       $6.70                        $6.73
--------------------------------------------------------------------------------
       C                       $6.70                        $6.74
--------------------------------------------------------------------------------
       Y                       $6.72                        $6.75
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-4/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment          Short-Term            Long-Term
      Class         Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A            $0.1647              $ --                  $ --
--------------------------------------------------------------------------------
       C            $0.1400              $ --                  $ --
--------------------------------------------------------------------------------
       Y            $0.1741              $ --                  $ --
--------------------------------------------------------------------------------

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of April 30, 2019)
------------------------------------------------------
                Net         Public         S&P/LSTA
                Asset       Offering       Leveraged
                Value       Price          Performing
Period          (NAV)       (POP)          Loan Index
------------------------------------------------------
10 years        5.66%        5.17%         7.40%
5 years         3.08         2.13          4.27
1 year          3.34        -1.31          4.34
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.03%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
4/09                       $ 9,550                 $10,000
4/10                       $11,819                 $13,391
4/11                       $12,570                 $14,371
4/12                       $13,040                 $14,788
4/13                       $13,869                 $15,961
4/14                       $14,230                 $16,567
4/15                       $14,583                 $17,205
4/16                       $14,729                 $17,286
4/17                       $15,492                 $18,703
4/18                       $16,022                 $19,570
4/19                       $16,557                 $20,419

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan
Index.

Cumulative Total Returns
(As of April 30, 2019)
------------------------------------------------------
                                          S&P/LSTA
                                          Leveraged
                 If         If            Performing
Period           Held       Redeemed      Loan Index
------------------------------------------------------
10 years         4.86%      4.86%         7.40%
5 years          2.29       2.29          4.27
1 year           2.58       2.58          4.34
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.78%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
4/09                       $10,000                 $10,000
4/10                       $12,285                 $13,391
4/11                       $12,956                 $14,371
4/12                       $13,319                 $14,788
4/13                       $14,085                 $15,961
4/14                       $14,346                 $16,567
4/15                       $14,596                 $17,205
4/16                       $14,639                 $17,286
4/17                       $15,281                 $18,703
4/18                       $15,662                 $19,570
4/19                       $16,066                 $20,419

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan
Index.

Cumulative Total Returns
(As of April 30, 2019)
------------------------------------------------------
                         Net             S&P/LSTA
                         Asset           Leveraged
                         Value           Performing
Period                   (NAV)           Loan Index
------------------------------------------------------
10 years                 5.99%           7.40%
5 years                  3.42            4.27
1 year                   3.64            4.34
------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------------
         Gross           Net
------------------------------------------------------
         0.79%           0.72%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
4/09                       $5,000,000              $ 5,000,000
4/10                       $6,208,354              $ 6,695,513
4/11                       $6,616,472              $ 7,185,624
4/12                       $6,872,281              $ 7,393,916
4/13                       $7,347,228              $ 7,980,325
4/14                       $7,563,908              $ 8,283,623
4/15                       $7,777,969              $ 8,602,398
4/16                       $7,887,912              $ 8,642,826
4/17                       $8,322,562              $ 9,351,528
4/18                       $8,634,213              $ 9,785,114
4/19                       $8,948,839              $10,209,606

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                        A                C                Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00        $1,000.00        $1,000.00
Value on 11/1/18
--------------------------------------------------------------------------------
Ending Account                 $1,020.60        $1,015.30        $1,022.00
Value (after expenses)
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid                  $    5.31        $    8.84        $    3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                        A                C                Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00        $1,000.00        $1,000.00
Value on 11/1/18
--------------------------------------------------------------------------------
Ending Account                 $1,019.54        $1,016.02        $1,021.32
Value (after expenses)
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid                  $    5.31        $    8.85        $    3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 15

Schedule of Investments | 4/30/19 (unaudited)

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 98.4%
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 93.6% of Net Assets*(a)
                              Aerospace & Defense -- 2.6%
    1,332,500                 Accudyne Industries Borrower SCA/Accudyne Industries LLC
                              (fka Silver II US Holdings LLC), Initial Term
                              Loan, 5.483% (LIBOR + 300 bps), 8/18/24                               $  1,333,573
    1,964,719                 Air Canada, Replacement Term Loan, 4.479% (LIBOR +
                              200 bps), 10/6/23                                                        1,970,024
      863,179                 American Airlines, Inc., 2017 Class B Term Loan, 4.473%
                              (LIBOR + 200 bps), 12/14/23                                                857,424
      485,000                 American Airlines, Inc., 2017 Class B Term Loan, 4.479%
                              (LIBOR + 200 bps), 4/28/23                                                 483,060
    3,879,991                 American Airlines, Inc., 2018 Replacement Term Loan, 4.229%
                              (LIBOR + 175 bps), 6/27/25                                               3,833,109
    2,186,453                 MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                              Technology Solutions Holdings, Inc.), Initial
                              Term Loan, 4.733% (LIBOR + 225 bps), 5/17/24                             2,073,030
    1,132,516                 MRO Holdings, Inc., Initial Term Loan, 7.379% (LIBOR +
                              475 bps), 10/25/23                                                       1,140,302
    1,719,375                 Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                              Initial Term Loan, 7.74% (LIBOR +
                              525 bps), 4/29/24                                                        1,672,092
    1,650,687                 United AirLines, Inc., Refinanced Term Loan, 4.233%
                              (LIBOR + 175 bps), 4/1/24                                                1,657,909
    2,338,250                 WP CPP Holdings, LLC, First Lien Initial Term Loan, 6.34%
                              (LIBOR + 375 bps), 4/30/25                                               2,341,173
                                                                                                    ------------
                              Total Aerospace & Defense                                             $ 17,361,696
----------------------------------------------------------------------------------------------------------------
                              Automobile -- 4.4%
      640,982                 Allison Transmission, Inc., Initial Term Loan, 4.479%
                              (LIBOR + 200 bps), 3/29/26                                            $    647,049
    1,470,696                 American Axle & Manufacturing, Inc., Tranche B Term Loan,
                              4.767% (LIBOR + 225 bps), 4/6/24                                         1,455,520
    1,365,248                 Bombardier Recreational Products, Inc., Term B Loan, 4.48%
                              (LIBOR + 200 bps), 5/23/25                                               1,357,853
      982,513                 Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing Term B
                              Loan, 6.063% (LIBOR + 350 bps), 6/30/24                                    744,254
      916,008                 Commercial Vehicle Group, Inc., (CVG) Initial Term Loan,
                              8.483% (LIBOR + 600 bps), 4/12/23                                          916,008
    1,520,519                 Cooper-Standard Automotive, Inc., Additional Term B-1 Loan,
                              4.483% (LIBOR + 200 bps), 11/2/23                                        1,492,009
    2,186,588                 CWGS Group LLC, (aka Camping World, Inc.), Term Loan,
                              5.229% (LIBOR + 275 bps), 11/8/23                                        2,031,340
    2,000,000                 Dana, Inc., 2018 New Term Loan B Advance, 4.733% (LIBOR +
                              225 bps), 2/27/26                                                        2,003,750
    3,325,000                 Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.48%
                              (LIBOR + 200 bps), 3/3/25                                                3,265,782
    1,942,985                 KAR Auction Services, Inc., Tranche B-5 Term Loan, 5.125%
                              (LIBOR + 250 bps), 3/9/23                                                1,947,016

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Automobile -- (continued)
    4,142,727                 Navistar, Inc., Tranche B Term Loan, 5.99% (LIBOR +
                              350 bps), 11/6/24                                                     $  4,150,470
    1,566,943                 Superior Industries International, Inc., Replacement Term
                              Loan, 6.483% (LIBOR + 400 bps), 5/22/24                                  1,543,438
    2,200,906                 Thor Industries, Inc., Initial USD Term Loan, 6.313%
                              (LIBOR + 375 bps), 2/1/26                                                2,166,517
    2,377,581                 TI Group Automotive Systems LLC, Initial US Term Loan,
                              4.983% (LIBOR + 250 bps), 6/30/22                                        2,362,702
    2,025,724                 Tower Automotive Holdings USA LLC, Initial Term Loan, 5.25%
                              (LIBOR + 275 bps), 3/7/24                                                2,007,999
    1,807,917                 Visteon Corp., New Term Loan, 4.254% (LIBOR +
                              175 bps), 3/25/24                                                        1,785,318
                                                                                                    ------------
                              Total Automobile                                                      $ 29,877,025
----------------------------------------------------------------------------------------------------------------
                              Banking -- 0.5%
    1,856,228                 EWT Holdings III Corp. (fka WTG Holdings III Corp.),
                              Refinancing 2017-2 First Lien Term Loan, 5.483%
                              (LIBOR + 300 bps), 12/20/24                                           $  1,865,509
    1,175,000                 Starfruit Finco BV (Starfruit US Holdco LLC) (aka
                              AkzoNobel), Initial Dollar Term Loan, 5.729%
                              (LIBOR + 325 bps), 10/1/25                                               1,173,348
                                                                                                    ------------
                              Total Banking                                                         $  3,038,857
----------------------------------------------------------------------------------------------------------------
                              Beverage, Food & Tobacco -- 3.5%
      980,044                 Albertson's LLC, 2017-1 Term B-5 Loan, 5.609% (LIBOR +
                              300 bps), 12/21/22                                                    $    982,773
    2,978,722                 Albertson's LLC, 2017-1 Term B-6 Loan, 5.483% (LIBOR +
                              300 bps), 6/22/23                                                        2,986,169
    1,246,875                 Albertson's LLC, 2018 Term B-7 Loan, 5.483% (LIBOR +
                              300 bps), 11/17/25                                                       1,248,434
    3,799,635                 Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan,
                              5.983% (LIBOR + 350 bps), 10/10/23                                       3,755,704
    2,152,225                 Give and Go Prepared Foods Corp. (fka GG Foods Acquisition
                              Corp.), First Lien 2017 Term Loan, 6.851% (LIBOR
                              + 425 bps), 7/29/23                                                      1,965,698
    1,314,068                 H-Food Holdings LLC (aka Hearthside Food Solutions LLC),
                              Initial Term Loan, 6.171% (LIBOR +
                              369 bps), 5/23/25                                                        1,288,607
    1,554,778(b)              JBS USA Lux SA, Term Loan B, 4/24/26                                     1,559,800
    3,511,874                 JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.98%
                              (LIBOR + 250 bps), 10/30/22                                              3,517,830
    2,739,248                 Post Holdings, Inc., Series A, Incremental Term Loan, 4.49%
                              (LIBOR + 200 bps), 5/24/24                                               2,744,767
    1,042,125                 Sigma Holdco BV (aka Flora Foods), Facility B2, 5.603%
                              (LIBOR + 300 bps), 7/2/25                                                1,034,309
    2,476,193                 Utz Quality Foods LLC, First Lien Initial Term Loan, 5.983%
                              (LIBOR + 350 bps), 11/21/24                                              2,489,607
                                                                                                    ------------
                              Total Beverage, Food & Tobacco                                        $ 23,573,698
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 17

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Broadcasting & Entertainment -- 4.2%
    1,970,000                 Altice Financing SA, October 2017 USD Term Loan, 5.23%
                              (LIBOR + 275 bps), 1/31/26                                            $  1,910,900
    5,371,309                 Charter Communications Operating LLC (aka CCO Safari LLC),
                              Term B Loan, 4.49% (LIBOR + 200 bps), 4/30/25                            5,391,436
    1,544,595                 Creative Artists Agency LLC, Refinancing Term Loan, 5.487%
                              (LIBOR + 300 bps), 2/15/24                                               1,548,698
    3,081,456                 Gray Television, Inc., Term B-2 Loan, 4.727% (LIBOR +
                              225 bps), 2/7/24                                                         3,080,171
    2,244,375                 Gray Television, Inc., Term C Loan, 4.977% (LIBOR +
                              250 bps), 1/2/26                                                         2,253,492
    1,079,922                 MediArena Acquisition BV (fka AP NMT Acquisition BV), First
                              Lien Dollar Term B Loan, 8.35% (LIBOR +
                              575 bps), 8/13/21                                                        1,080,485
      995,000                 NAI Entertainment Holdings LLC, Tranche B Term Loan, 4.99%
                              (LIBOR + 250 bps), 5/8/25                                                  992,513
    1,519,000                 Numericable US LLC, USD TLB-11 Term Loan, 5.233% (LIBOR +
                              275 bps), 7/31/25                                                        1,481,025
    1,970,000                 Numericable US LLC, USD TLB-12 Term Loan, 6.16% (LIBOR +
                              369 bps), 1/31/26                                                        1,935,525
    2,391,620                 Quebecor Media, Inc., Facility B-1 Tranche, 4.934% (LIBOR +
                              225 bps), 8/17/20                                                        2,395,107
    4,659,812                 Sinclair Television Group, Inc., Tranche B Term Loan, 4.74%
                              (LIBOR + 225 bps), 1/3/24                                                4,665,613
    1,803,253                 UPC Financing Partnership , Facility AR, 4.973% (LIBOR +
                              250 bps), 1/15/26                                                        1,806,008
                                                                                                    ------------
                              Total Broadcasting & Entertainment                                    $ 28,540,973
----------------------------------------------------------------------------------------------------------------
                              Building Materials -- 1.7%
    1,888,280                 Circor International, Inc., Initial Term Loan, 5.982%
                              (LIBOR + 350 bps), 12/11/24                                           $  1,887,691
    2,233,125                 Hamilton Holdco LLC (Reece International Pty, Ltd.), Term
                              Loan, 4.61% (LIBOR + 200 bps), 7/2/25                                    2,235,861
    1,658,250                 Janus International Group LLC, Initial First Lien Term Loan,
                              5.483% (LIBOR + 300 bps), 2/12/25                                        1,612,648
    3,577,134                 Summit Materials LLC, New Term Loan, 4.483% (LIBOR +
                              200 bps), 11/21/24                                                       3,578,250
    2,259,750                 WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                              Loan, 6.592% (LIBOR + 400 bps), 5/1/24                                   2,269,636
                                                                                                    ------------
                              Total Building Materials                                              $ 11,584,086
----------------------------------------------------------------------------------------------------------------
                              Buildings & Real Estate -- 3.9%
    2,220,323                 American Builders & Contractors Supply Co., Inc., Term B-2
                              Loan, 4.483% (LIBOR + 200 bps), 10/31/23                              $  2,203,670
      490,179                 Associated Asphalt Partners LLC, Tranche B Term Loan,
                              7.733% (LIBOR + 525 bps), 4/5/24                                           485,890
    3,714,361                 Beacon Roofing Supply, Inc., Initial Term Loan, 4.734%
                              (LIBOR + 225 bps), 1/2/25                                                3,694,240
    3,222,298                 Builders FirstSource, Inc., Refinancing Term Loan, 5.601%
                              (LIBOR + 300 bps), 2/29/24                                               3,187,053

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Buildings & Real Estate -- (continued)
    2,378,050                 DTZ US Borrower LLC (aka Cushman & Wakefield), Closing
                              Date Term Loan, 5.733% (LIBOR + 325 bps), 8/21/25                     $  2,383,500
      995,000                 frontdoor, Inc., Initial Term Loan, 5.0% (LIBOR +
                              250 bps), 8/16/25                                                          996,219
      962,813                 Packers Holdings LLC, Initial Term Loan, 5.473% (LIBOR +
                              300 bps), 12/4/24                                                          954,087
    1,491,296                 Penn Engineering & Manufacturing Corp., Tranche B Term
                              Loan, 5.229% (LIBOR + 275 bps), 6/27/24                                  1,493,123
    2,530,875                 Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,
                              4.483% (LIBOR + 200 bps), 5/19/25                                        2,522,966
    1,147,512                 Uniti Group, Inc., Shortfall Term Loan, 7.483% (LIBOR +
                              500 bps), 10/24/22                                                       1,132,452
    3,931,818                 VICI Properties 1 LLC, Term B Loan, 4.487% (LIBOR +
                              200 bps), 12/20/24                                                       3,929,852
    2,994,827                 WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                              First Lien Initial Term Loan, 7.483% (LIBOR +
                              500 bps), 9/29/23                                                        3,003,812
                                                                                                    ------------
                              Total Buildings & Real Estate                                         $ 25,986,864
----------------------------------------------------------------------------------------------------------------
                              Chemicals, Plastics & Rubber -- 7.0%
    1,799,635                 Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                              Tranche B-2 Term Loan, 5.879% (LIBOR +
                              325 bps), 9/13/23                                                     $  1,803,009
    1,355,898                 Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                              Tranche B-3 Term Loan, 5.879% (LIBOR +
                              325 bps), 9/13/23                                                        1,358,440
    2,383,881                 Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                              Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                              4.351% (LIBOR + 175 bps), 6/1/24                                         2,374,303
    1,746,797                 Berry Global, Inc. (fka Berry Plastics Corp.), Term Q Loan,
                              4.481% (LIBOR + 200 bps), 10/1/22                                        1,746,378
      490,000                 Berry Global, Inc. (fka Berry Plastics Corp.), Term R Loan,
                              4.481% (LIBOR + 200 bps), 1/19/24                                          489,109
    3,957,683                 Chemours Co., Tranche B-2 US Dollar Term Loan, 4.24%
                              (LIBOR + 175 bps), 4/3/25                                                3,947,274
    1,192,861                 Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                              Loan, 4.733% (LIBOR + 225 bps), 1/30/26                                  1,195,098
      997,500                 Entegris, Inc., Tranche B Term Loan, 4.483% (LIBOR +
                              200 bps), 11/6/25                                                          996,564
    2,776,004                 Entegris, Inc. (fka Versum Materials, Inc.), Term Loan,
                              4.601% (LIBOR + 200 bps), 9/29/23                                        2,777,045
    2,468,750                 HD Supply Waterworks, Ltd., Initial Term Loan, 5.626%
                              (LIBOR + 300 bps), 8/1/24                                                2,478,748
    1,859,228                 Infiltrator Water Technologies LLC, First Lien Term B-2
                              Loan, 5.601% (LIBOR + 300 bps), 5/27/22                                  1,865,038
    2,383,648                 LTI Holdings, Inc., First Lien Initial Term Loan, 5.983%
                              (LIBOR + 350 bps), 9/6/25                                                2,353,853
    1,009,969                 Natgasoline LLC, Initial Term Loan, 6.125% (LIBOR +
                              350 bps), 11/14/25                                                       1,016,256

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Chemicals, Plastics & Rubber -- (continued)
    2,545,448                 Omnova Solutions, Inc., Term B-2 Loan, 5.733% (LIBOR +
                              325 bps), 8/25/23                                                     $  2,551,812
    1,010,401                 Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                              4.601% (LIBOR + 200 bps), 7/25/24                                        1,008,511
    2,598,568                 Polyone Corp., Term B-5 Loan, 4.234% (LIBOR +
                              175 bps), 1/30/26                                                        2,584,765
    1,982,704                 PQ Corp., Third Amendment Tranche B-1 Term Loan, 5.083%
                              (LIBOR + 250 bps), 2/8/25                                                1,984,474
    2,293,022                 Reynolds Group Holdings, Inc., Incremental US Term Loan,
                              5.233% (LIBOR + 275 bps), 2/5/23                                         2,301,993
      641,874                 Ring Container Technologies Group LLC, First Lien Initial
                              Term Loan, 5.233% (LIBOR + 275 bps), 10/31/24                              639,868
    2,586,312                 Tata Chemicals North America, Term Loan, 5.375% (LIBOR +
                              275 bps), 8/7/20                                                         2,592,778
    1,925,625                 Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 5.733%
                              (LIBOR + 325 bps), 10/17/24                                              1,887,113
    2,358,285                 Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                              5.483% (LIBOR + 300 bps), 9/23/24                                        2,367,551
    2,462,625                 Twist Beauty International Holdings SA, Facility B2, 5.887%
                              (LIBOR + 300 bps), 4/22/24                                               2,458,778
    1,256,527                 Univar USA, Inc., Term B-3 Loan, 4.733% (LIBOR +
                              225 bps), 7/1/24                                                         1,259,668
      312,082                 W.R. Grace & Co-CONN, Term B-1 Loan, 4.351% (LIBOR +
                              175 bps), 4/3/25                                                           312,147
      534,998                 W.R. Grace & Co-CONN, Term B-2 Loan, 4.351% (LIBOR +
                              175 bps), 4/3/25                                                           535,109
                                                                                                    ------------
                              Total Chemicals, Plastics & Rubber                                    $ 46,885,682
----------------------------------------------------------------------------------------------------------------
                              Computers & Electronics -- 2.4%
    2,966,165                 Applied Systems, Inc., First Lien Closing Date Term Loan,
                              5.483% (LIBOR + 300 bps), 9/19/24                                     $  2,968,965
      997,500                 Celestica, Inc., Incremental Term B-2 Loan, 4.979%
                              (LIBOR + 250 bps), 6/27/25                                                 987,525
      992,500                 Celestica, Inc., Term B Loan, 4.604% (LIBOR +
                              213 bps), 6/27/25                                                          962,725
    1,592,000                 Dynatrace LLC, First Lien Term Loan, 5.733% (LIBOR +
                              325 bps), 8/22/25                                                        1,599,712
    1,875,300                 Energizer Holdings, Inc., Term B Loan, 4.75% (LIBOR +
                              225 bps), 12/17/25                                                       1,877,597
    1,151,141                 Energy Acquisition LP (aka Electrical Components
                              International), First Lien Initial Term Loan,
                              6.851% (LIBOR + 425 bps), 6/26/25                                        1,122,363
    2,079,000                 Iron Mountain Information Management LLC, Incremental
                              Term B Loan, 4.233% (LIBOR + 175 bps), 1/2/26                            2,045,216
    1,477,948                 Microchip Technology, Inc., Initial Term Loan, 4.49%
                              (LIBOR + 200 bps), 5/29/25                                               1,482,567
    1,237,540                 ON Semiconductor Corp., 2018 New Replacement Term B-3
                              Loan, 4.233% (LIBOR + 175 bps), 3/31/23                                  1,234,253

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Computers & Electronics -- (continued)
    1,900,938                 Ultra Clean Holdings, Inc., Term Loan B, 6.983% (LIBOR +
                              450 bps), 8/27/25                                                     $  1,872,423
                                                                                                    ------------
                              Total Computers & Electronics                                         $ 16,153,346
----------------------------------------------------------------------------------------------------------------
                              Construction & Building -- 0.6%
    1,485,000                 McDermott International, Inc., Term Loan, 7.483% (LIBOR +
                              500 bps), 5/12/25                                                     $  1,473,306
    2,635,746                 Quikrete Holdings, Inc., First Lien Initial Term Loan,
                              5.233% (LIBOR + 275 bps), 11/15/23                                       2,625,203
                                                                                                    ------------
                              Total Construction & Building                                         $  4,098,509
----------------------------------------------------------------------------------------------------------------
                              Containers, Packaging & Glass -- 0.5%
    3,119,167                 Plastipak Holdings, Inc., Tranche B Term Loan, 4.99%
                              (LIBOR + 250 bps), 10/14/24                                           $  3,114,488
                                                                                                    ------------
                              Total Containers, Packaging & Glass                                   $  3,114,488
----------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Manufacturing -- 0.9%
      583,940                 Commercial Barge Line Co., Initial Term Loan, 11.233%
                              (LIBOR + 875 bps), 11/12/20                                           $    409,488
      673,724                 Delos Finance S.a.r.l., Term Loan, 4.351% (LIBOR +
                              175 bps), 10/6/23                                                          675,672
    2,343,880                 ExamWorks Group, Inc. (fka Gold Merger Co., Inc.), Term B-1
                              Loan, 5.733% (LIBOR + 325 bps), 7/27/23                                  2,349,374
    1,399,425                 Pelican Products, Inc., First Lien Term Loan, 5.974%
                              (LIBOR + 350 bps), 5/1/25                                                1,395,927
    1,118,115                 STG-Fairway Acquisitions, Inc. (aka First Advantage), First
                              Lien Term Loan, 7.733% (LIBOR + 525 bps), 6/30/22                        1,119,512
                                                                                                    ------------
                              Total Diversified & Conglomerate Manufacturing                        $  5,949,973
----------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- 9.2%
    3,981,559                 Albany Molecular Research, Inc., First Lien Initial Term
                              Loan, 5.733% (LIBOR + 325 bps), 8/30/24                               $  3,977,203
      605,978                 Alion Science and Technology Corp., First Lien Term Loan,
                              6.983% (LIBOR + 450 bps), 8/19/21                                          607,114
    1,246,875                 Allied Universal Holdco LLC (fka USAGM Holdco LLC), First
                              Lien Incremental Term Loan, 6.733% (LIBOR +
                              425 bps), 7/28/22                                                        1,235,770
    1,558,025                 Allied Universal Holdco LLC (fka USAGM Holdco LLC), First
                              Lien Initial Term Loan, 6.233% (LIBOR +
                              375 bps), 7/28/22                                                        1,544,002
      191,484                 ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2 Loan,
                              4.483% (LIBOR + 200 bps), 4/2/25                                           191,634
      787,375                 Avis Budget Car Rental LLC, Tranche B Term Loan, 4.49%
                              (LIBOR + 200 bps), 2/13/25                                                 780,683
    1,668,178                 AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
                              Loan, 5.782% (LIBOR + 325 bps), 3/3/25                                   1,649,411
    2,899,066                 Bright Horizons Family Solutions LLC (fka Bright Horizons
                              Family Solutions, Inc.), Term B Loan, 4.233%
                              (LIBOR + 175 bps), 11/7/23                                               2,903,594
    2,418,826                 CB Poly Investments LLC, First Lien Closing Date Term Loan,
                              6.233% (LIBOR + 375 bps), 8/16/23                                        2,427,897

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 21

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- (continued)
    3,208,111                 Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing
                              Date Term Loan, 5.233% (LIBOR + 275 bps), 3/1/24                      $  3,211,262
    3,201,292                 Constellis Holdings LLC, First Lien Term B Loan, 7.583%
                              (LIBOR + 500 bps), 4/21/24                                               3,081,243
    1,536,178                 DG Investment Intermediate Holdings 2, Inc. (aka Convergint
                              Technologies Holdings LLC), First Lien Initial Term Loan,
                              5.483% (LIBOR + 300 bps), 2/3/25                                         1,524,656
    2,307,625                 DTI Holdco, Inc., Replacement B-1 Term Loan, 7.333%
                              (LIBOR + 475 bps), 9/29/23                                               2,181,426
    2,036,909                 Filtration Group Corp., Initial Dollar Term Loan, 5.483%
                              (LIBOR + 300 bps), 3/29/25                                               2,044,038
    1,576,790                 Gates Global LLC, Initial B-2 Dollar Term Loan, 5.233%
                              (LIBOR + 275 bps), 4/1/24                                                1,581,717
    2,486,326                 GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                              5.851% (LIBOR + 325 bps), 6/28/24                                        2,456,801
      242,691                 IAP Worldwide Services, Inc., Second Lien Term Loan, 9.101%
                              (LIBOR + 650 bps), 7/18/19                                                 243,298
    1,488,750                 Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 4.233%
                              (LIBOR + 175 bps), 6/11/25                                               1,485,427
    1,845,690                 Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
                              Pharmaceutical Product Development LLC), 2018
                              Term Loan, 4.983% (LIBOR + 250 bps), 8/18/22                             1,837,945
      994,975                 Mitchell International, Inc., First Lien Initial Term Loan,
                              5.733% (LIBOR + 325 bps), 11/29/24                                         982,538
      985,050                 NAB Holdings, LLC (aka North American Bancard Holdings),
                              2018 Refinancing Term Loan, 5.601% (LIBOR +
                              300 bps), 7/1/24                                                           968,222
    4,251,962                 NVA Holdings, Inc., First Lien Term B3 Loan, 5.233% (LIBOR +
                              275 bps), 2/2/25                                                         4,191,725
    1,865,702                 Outfront Media Capital LLC (Outfront Media Capital Corp.),
                              Term Loan, 4.479% (LIBOR + 200 bps), 3/18/24                             1,868,035
    3,136,082                 Press Ganey Holdings, Inc., First Lien Incremental B-2018
                              Term Loans, 5.233% (LIBOR + 275 bps), 10/23/23                           3,140,654
    1,985,000                 Sound Inpatient Physicians, Inc., First Lien Initial Term
                              Loan, 5.233% (LIBOR + 275 bps), 6/27/25                                  1,981,691
      500,000                 Sound Inpatient Physicians, Inc., Second Lien Initial Term
                              Loan, 9.233% (LIBOR + 675 bps), 6/26/26                                    498,125
    2,940,000                 Team Health Holdings, Inc., Initial Term Loan, 5.233%
                              (LIBOR + 275 bps), 2/6/24                                                2,767,275
    2,530,553                 Tempo Acquisition LLC, Initial Term Loan, 5.483%
                              (LIBOR + 300 bps), 5/1/24                                                2,536,879
    1,398,491                 Trico Group LLC, First Lien Tranche B-2 Term Loan, 9.601%
                              (LIBOR + 700 bps), 2/2/24                                                1,328,566
      962,725                 West Corp., Incremental Term B-1 Loan, 6.129% (LIBOR +
                              350 bps), 10/10/24                                                         922,669
    3,474,688                 West Corp., Initial Term B Loan, 6.629% (LIBOR +
                              400 bps), 10/10/24                                                       3,373,550

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- (continued)
    1,391,344                 WEX, Inc., Term B-2 Loan, 4.733% (LIBOR +
                              225 bps), 6/30/23                                                     $  1,396,130
      986,040                 Worldpay LLC, New Term B-4 Loan, 4.208% (LIBOR +
                              175 bps), 8/9/24                                                           986,840
                                                                                                    ------------
                              Total Diversified & Conglomerate Service                              $ 61,908,020
----------------------------------------------------------------------------------------------------------------
                              Educational Services -- 0.3%
    1,968,459                 Laureate Education, Inc., Series 2024 Term Loan, 5.983%
                              (LIBOR + 350 bps), 4/26/24                                            $  1,976,657
                                                                                                    ------------
                              Total Educational Services                                            $  1,976,657
----------------------------------------------------------------------------------------------------------------
                              Electric & Electrical -- 0.8%
    2,552,586                 Dell International LLC (EMC Corp.), Refinancing Term B Loan,
                              4.49% (LIBOR + 200 bps), 9/7/23                                       $  2,557,372
    1,226,202                 Micron Technology, Inc., Term Loan, 4.24% (LIBOR +
                              175 bps), 4/26/22                                                        1,229,574
    1,420,743                 Rackspace Hosting, Inc., First Lien Term B Loan, 5.738%
                              (LIBOR + 300 bps), 11/3/23                                               1,350,720
                                                                                                    ------------
                              Total Electric & Electrical                                           $  5,137,666
----------------------------------------------------------------------------------------------------------------
                              Electronics -- 3.4%
    1,139,455                 Access CIG LLC, First Lien Term B Loan, 6.233% (LIBOR +
                              375 bps), 2/27/25                                                     $  1,144,441
      881,819                 Avast Software BV, 2018 Refinancing Dollar Term Loan,
                              4.851% (LIBOR + 225 bps), 9/29/23                                          885,953
    1,581,306                 Cabot Microelectronics Corp., Initial Term Loan, 4.75%
                              (LIBOR + 225 bps), 11/14/25                                              1,589,212
    1,808,818                 First Data Corp., 2022D New Dollar Term Loan, 4.481%
                              (LIBOR + 200 bps), 7/8/22                                                1,810,287
    2,841,078                 First Data Corp., 2024A New Dollar Term Loan, 4.481%
                              (LIBOR + 200 bps), 4/26/24                                               2,843,939
    1,656,176                 nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.983% (LIBOR +
                              450 bps), 10/20/22                                                       1,622,017
      519,621                 Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 4.99%
                              (LIBOR + 250 bps), 7/2/21                                                  514,424
    5,132,834                 Scientific Games International, Inc., Initial Term B-5 Loan,
                              5.233% (LIBOR + 275 bps), 8/14/24                                        5,130,694
      444,158                 Sensata Technologies BV (Sensata Technologies Finance Co.
                              LLC), Sixth Amendment Term Loan, 4.223% (LIBOR +
                              175 bps), 10/14/21                                                         447,108
      366,858                 SS&C Technologies Holdings, Inc., Term B-3 Loan, 4.733%
                              (LIBOR + 225 bps), 4/16/25                                                 367,742
      262,240                 SS&C Technologies Holdings, Inc., Term B-4 Loan, 4.733%
                              (LIBOR + 225 bps), 4/16/25                                                 262,872
      994,919                 SS&C Technologies Holdings, Inc., Term B-5 Loan, 4.733%
                              (LIBOR + 225 bps), 4/16/25                                                 997,129
    1,605,443                 Verint System, Inc., Refinancing Term Loan, 4.502% (LIBOR +
                              200 bps), 6/28/24                                                        1,611,424

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 23

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Electronics -- (continued)
    3,832,633                 Western Digital Corp., US Term B-4 Loan, 4.233% (LIBOR +
                              175 bps), 4/29/23                                                     $  3,805,084
                                                                                                    ------------
                              Total Electronics                                                     $ 23,032,326
----------------------------------------------------------------------------------------------------------------
                              Entertainment & Leisure -- 0.4%
      497,500                 GBT Group Services BV (aka Amex GBT), Initial Term Loan,
                              5.188% (LIBOR + 250 bps), 8/13/25                                     $    499,366
    2,383,773                 Sabre GLBL, Inc., (fka Sabre, Inc.), 2018 Other Term B Loan,
                              4.483% (LIBOR + 200 bps), 2/22/24                                        2,383,773
                                                                                                    ------------
                              Total Entertainment & Leisure                                         $  2,883,139
----------------------------------------------------------------------------------------------------------------
                              Environmental Services -- 0.7%
    2,334,379                 Advanced Disposal Services, Inc. (fka ADS Waste Holdings,
                              Inc.), Additional Term Loan, 4.681% (LIBOR +
                              225 bps), 11/10/23                                                    $  2,343,386
    2,582,542                 GFL Environmental, Inc., Effective Date Incremental Term
                              Loan, 5.483% (LIBOR + 300 bps), 5/30/25                                  2,566,078
                                                                                                    ------------
                              Total Environmental Services                                          $  4,909,464
----------------------------------------------------------------------------------------------------------------
                              Farming & Agriculture -- 0.2%
    1,660,577                 Dole Food Co., Inc., Tranche B Term Loan, 5.25%
                              (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                             $  1,636,361
                                                                                                    ------------
                              Total Farming & Agriculture                                           $  1,636,361
----------------------------------------------------------------------------------------------------------------
                              Financial Services -- 2.2%
    2,514,256                 Baring Private Equity Asia VI Holdings, Ltd., First Lien
                              Initial Dollar Term Loan, 5.483% (LIBOR +
                              300 bps), 10/26/22                                                    $  2,476,542
    1,885,750                 Blackhawk Network Holdings, Inc., First Lien Term Loan,
                              5.483% (LIBOR + 300 bps), 6/15/25                                        1,885,986
    1,168,800                 Everi Payments, Inc., Term B Loan, 5.483% (LIBOR +
                              300 bps), 5/9/24                                                         1,172,812
    2,817,938                 Financial & Risk US Holdings, Inc. (aka Refinitiv), Initial
                              Dollar Term Loan, 6.233% (LIBOR +
                              375 bps), 10/1/25                                                        2,793,281
    1,596,225                 Freedom Mortgage Corp., Initial Term Loan, 7.233% (LIBOR +
                              475 bps), 2/23/22                                                        1,607,199
    2,608,690                 RPI Finance Trust, Initial Term Loan B-6, 4.483% (LIBOR +
                              200 bps), 3/27/23                                                        2,615,211
    2,096,513                 Trans Union LLC, 2017 Replacement Term B-3 Loan, 4.483%
                              (LIBOR + 200 bps), 4/10/23                                               2,100,820
                                                                                                    ------------
                              Total Financial Services                                              $ 14,651,851
----------------------------------------------------------------------------------------------------------------
                              Forest Products -- 0.3%
    1,723,817                 ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                              6.111% (LIBOR + 350 bps), 11/20/23                                    $  1,695,086
                                                                                                    ------------
                              Total Forest Products                                                 $  1,695,086
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Healthcare & Pharmaceuticals -- 4.6%
    1,147,109                 Acadia Healthcare Co., Inc., Tranche B-4 Term Loan, 4.983%
                              (LIBOR + 250 bps), 2/16/23                                            $  1,147,228
    1,365,000                 Agiliti Health, Inc., Initial Term Loan, 5.563% (LIBOR +
                              300 bps), 1/4/26                                                         1,365,000
    1,353,391                 Akorn, Inc., Term Loan, 8.0% (LIBOR + 550 bps), 4/16/21                  1,180,834
    1,859,571                 Alkermes, Inc., 2023 Term Loan, 4.74% (LIBOR +
                              225 bps), 3/27/23                                                        1,856,084
    2,487,125                 Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                              Initial Term Loan, 5.983% (LIBOR +
                              350 bps), 9/26/24                                                        2,332,197
    1,840,000                 Auris Luxembourg III S.a r.l., Facility B2, 6.233% (LIBOR +
                              375 bps), 2/27/26                                                        1,854,183
      588,000                 Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B Loan,
                              4.851% (LIBOR + 225 bps), 10/31/23                                         585,795
    1,236,152                 Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.23%
                              (LIBOR + 275 bps), 6/1/22                                                1,239,242
      802,500                 Diplomat Pharmacy, Inc., Initial Term B Loan, 6.99% (LIBOR +
                              450 bps), 12/20/24                                                         763,378
    1,274,427                 Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
                              6.75% (LIBOR + 425 bps), 4/29/24                                         1,266,446
      982,323                 Explorer Holdings, Inc., Initial Term Loan, 6.351% (LIBOR +
                              375 bps), 5/2/23                                                           984,165
    1,841,297                 Gentiva Health Services, Inc., First Lien Closing Date
                              Initial Term Loan, 6.25% (LIBOR +
                              375 bps), 7/2/25                                                         1,849,352
      678,538                 Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                              4.674% (LIBOR + 225 bps), 1/31/25                                          680,350
    2,604,482                 HC Group Holdings III, Inc., First Lien Refinancing Term
                              Loan, 6.233% (LIBOR + 375 bps), 4/7/22                                   2,607,737
    1,847,468                 Horizon Pharma, Inc., Fourth Amendment Refinanced Term Loan,
                              5.5% (LIBOR + 300 bps), 3/29/24                                          1,859,785
    1,741,250                 Kindred Healthcare LLC, Closing Date Term Loan, 7.5% (LIBOR
                              + 500 bps), 7/2/25                                                       1,729,279
    1,440,663                 NMN Holdings III Corp., First Lien Closing Date Term Loan,
                              6.233% (LIBOR + 375 bps), 11/13/25                                       1,437,962
      456,019                 Prestige Brands, Inc., Term B-4 Loan, 4.483% (LIBOR +
                              200 bps), 1/26/24                                                          455,050
    1,950,300                 Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0% (LIBOR
                              + 550 bps), 2/22/24                                                      1,835,720
    4,010,356                 Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                              5.483% (LIBOR + 300 bps), 5/15/22                                        3,996,569
                                                                                                    ------------
                              Total Healthcare & Pharmaceuticals                                    $ 31,026,356
----------------------------------------------------------------------------------------------------------------
                              Healthcare, Education & Childcare -- 4.1%
      871,875                 Alliance HealthCare Services, Inc., First Lien Initial Term
                              Loan, 6.983% (LIBOR + 450 bps), 10/24/23                              $    877,324
      500,000                 Alliance HealthCare Services, Inc., Second Lien Initial Term
                              Loan, 12.483% (LIBOR + 1,000 bps), 4/24/24                                 496,250

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 25

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Healthcare, Education & Childcare -- (continued)
    2,784,085                 ATI Holdings Acquisition, Inc., First Lien Initial Term
                              Loan, 5.987% (LIBOR + 350 bps), 5/10/23                               $  2,737,683
      950,000                 Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), First Incremental Term
                              Loan, 5.224% (LIBOR + 275 bps), 11/27/25                                   951,069
    5,167,800                 Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), Initial Term Loan, 5.474%
                              (LIBOR + 300 bps), 6/2/25                                                5,189,199
    1,286,435                 Catalent Pharma Solutions, Inc. (fka Cardinal Health 409,
                              Inc.), Dollar Term Loan, 4.733% (LIBOR +
                              225 bps), 5/20/24                                                        1,287,641
    2,752,494                 KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term
                              B-3 Loan, 6.351% (LIBOR + 375 bps), 2/21/25                              2,758,687
    1,683,745                 Life Time Fitness, Inc., 2017 Refinancing Term Loan, 5.379%
                              (LIBOR + 275 bps), 6/10/22                                               1,683,220
    1,030,327                 Quorum Health Corp., Term Loan, 9.233% (LIBOR +
                              675 bps), 4/29/22                                                        1,024,532
    3,442,864                 Regionalcare Hospital Partners Holdings, Inc., First Lien
                              Term B Loan, 6.987% (LIBOR +
                              450 bps), 11/16/25                                                       3,469,760
    2,452,617                 Select Medical Corp., Tranche B Term Loan, 4.99% (LIBOR +
                              250 bps), 3/6/25                                                         2,458,748
      997,500                 Universal Health Services, Inc., Incremental Tranche B
                              Facility, 4.233% (LIBOR + 175 bps), 10/31/25                               998,871
    2,855,097                 US Renal Care, Inc., First Lien Initial Term Loan, 6.851%
                              (LIBOR + 425 bps), 12/30/22                                              2,861,165
      634,096                 Vizient, Inc., Term B-4 Loan, 5.233% (LIBOR +
                              275 bps), 2/13/23                                                          635,625
                                                                                                    ------------
                              Total Healthcare, Education & Childcare                               $ 27,429,774
----------------------------------------------------------------------------------------------------------------
                              Home & Office Furnishings -- 0.6%
    2,134,000                 Armstrong World Industries, Inc., Term Loan B, 5.282%
                              (LIBOR + 275 bps), 3/31/23                                            $  2,138,669
    2,483,103                 Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                              5.973% (LIBOR + 350 bps), 11/8/23                                        1,817,838
                                                                                                    ------------
                              Total Home & Office Furnishings                                       $  3,956,507
----------------------------------------------------------------------------------------------------------------
                              Hotel, Gaming & Leisure -- 3.2%
    3,352,828                 1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
                              (aka Burger King/Tim Hortons), Term B-3 Loan,
                              4.733% (LIBOR + 225 bps), 2/16/24                                     $  3,352,828
    4,497,360                 Boyd Gaming Corp., Refinancing Term B Loan, 4.668%
                              (LIBOR + 225 bps), 9/15/23                                               4,505,442
    2,137,877                 Golden Nugget, Inc. (aka Landry's, Inc.), Initial B Term
                              Loan, 5.228% (LIBOR + 275 bps), 10/4/23                                  2,143,457
      450,000                 Hanjin International Corp. (aka Wilshire Grand Center),
                              Initial Term Loan, 4.987% (LIBOR +
                              250 bps), 10/19/20                                                         447,188
      869,636                 Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                              4.227% (LIBOR + 175 bps), 10/25/23                                         873,803

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Hotel, Gaming & Leisure -- (continued)
    1,197,000                 Marriott Ownership Resorts, Inc., Initial Term Loan, 4.733%
                              (LIBOR + 225 bps), 8/29/25                                            $  1,201,115
    2,652,950                 MGM Growth Properties Operating Partnership LP, Term B
                              Loan, 4.483% (LIBOR + 200 bps), 3/21/25                                  2,655,319
    2,493,750                 Penn National Gaming, Inc., Term B-1 Facility Loan, 4.733%
                              (LIBOR + 225 bps), 10/15/25                                              2,498,580
    1,929,056                 Stars Group Holdings BV, USD Term Loan, 6.101% (LIBOR +
                              350 bps), 7/10/25                                                        1,940,626
    1,938,959                 Station Casinos LLC, Term B Facility Loan, 4.99% (LIBOR +
                              250 bps), 6/8/23                                                         1,945,041
                                                                                                    ------------
                              Total Hotel, Gaming & Leisure                                         $ 21,563,399
----------------------------------------------------------------------------------------------------------------
                              Insurance -- 2.2%
    2,021,488                 Alliant Holdings Intermediate LLC, Initial Term Loan, 5.237%
                              (LIBOR + 275 bps), 5/9/25                                             $  1,990,323
    4,867,083                 Asurion LLC (fka Asurion Corp.), New Term Loan B7, 5.483%
                              (LIBOR + 300 bps), 11/3/24                                               4,889,389
      572,170                 Asurion LLC (fka Asurion Corp.), Replacement B-6 Term Loan,
                              5.483% (LIBOR + 300 bps), 11/3/23                                          575,030
    2,226,638                 Confie Seguros Holding II Co., Term B Loan, 7.379% (LIBOR +
                              475 bps), 4/19/22                                                        2,226,638
      792,310                 FinCo I LLC (aka Fortress Investment Group), 2018
                              Replacement Term Loan, 4.483% (LIBOR +
                              200 bps), 12/27/22                                                         797,014
    2,044,634                 Integro Parent, Inc., First Lien Initial Term Loan, 8.368%
                              (LIBOR + 575 bps), 10/31/22                                              2,039,522
      841,615                 MPH Acquisition Holdings LLC, Initial Term Loan, 5.351%
                              (LIBOR + 275 bps), 6/7/23                                                  834,646
    1,871,500                 USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan,
                              5.601% (LIBOR + 300 bps), 5/16/24                                        1,859,336
                                                                                                    ------------
                              Total Insurance                                                       $ 15,211,898
----------------------------------------------------------------------------------------------------------------
                              Leasing -- 1.0%
    2,121,014                 Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.487%
                              (LIBOR + 200 bps), 1/15/25                                            $  2,123,491
    2,601,002                 Fly Funding II S.a r.l., Term Loan, 4.7% (LIBOR +
                              200 bps), 2/9/23                                                         2,589,082
      989,664                 Hertz Corp., Tranche Term B-1 Loan, 5.24% (LIBOR +
                              275 bps), 6/30/23                                                          989,046
    1,539,450                 IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                              B-1 Term Loan, 6.365% (LIBOR +
                              375 bps), 9/11/23                                                        1,523,093
      180,090                 Kasima LLC (Digital Cinema Implementation Partners LLC),
                              Term Loan, 5.06% (LIBOR + 250 bps), 5/17/21                                180,315
                                                                                                    ------------
                              Total Leasing                                                         $  7,405,027
----------------------------------------------------------------------------------------------------------------
                              Leisure & Entertainment -- 2.2%
    1,761,688                 24 Hour Fitness Worldwide, Inc., Term Loan, 5.983% (LIBOR +
                              350 bps), 5/30/25                                                     $  1,769,670

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 27

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Leisure & Entertainment -- (continued)
    2,886,996(b)              AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                              Inc.), Term B-1 Loan, 4/22/26                                         $  2,897,808
    2,947,500                 CityCenter Holdings LLC, Term B Loan, 4.733% (LIBOR +
                              225 bps), 4/18/24                                                        2,948,028
      469,848                 E.W. Scripps Co., Tranche B Term Loan, 4.483% (LIBOR +
                              200 bps), 10/2/24                                                          458,885
    4,626,087                 Fitness International LLC, Term B Loan, 5.769% (LIBOR +
                              325 bps/PRIME + 225 bps), 4/18/25                                        4,622,233
      938,859                 MCC Iowa LLC, Tranche M Term Loan, 4.43% (LIBOR +
                              200 bps), 1/15/25                                                          942,357
    1,417,746                 Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.59%
                              (LIBOR + 200 bps), 4/17/26                                               1,423,054
                                                                                                    ------------
                              Total Leisure & Entertainment                                         $ 15,062,035
----------------------------------------------------------------------------------------------------------------
                              Machinery -- 2.1%
    2,004,182                 Blount International, Inc., New Refinancing Term Loan,
                              6.233% (LIBOR + 375 bps), 4/12/23                                     $  2,011,698
    1,946,997                 Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                              Term Loan, 4.601% (LIBOR + 200 bps), 5/18/24                             1,942,332
    1,828,571                 CTC AcquiCo GmbH, Facility B2, 5.629% (LIBOR +
                              300 bps), 3/7/25                                                         1,796,571
    1,713,700                 Gardner Denver, Inc., Tranche B-1 Dollar Term Loan, 5.233%
                              (LIBOR + 275 bps), 7/30/24                                               1,719,532
    1,758,247                 Milacron LLC, Term B Loan, 4.983% (LIBOR +
                              250 bps), 9/28/23                                                        1,745,060
      696,065                 NN, Inc., Tranche B Term Loan, 6.233% (LIBOR +
                              375 bps), 10/19/22                                                         686,784
    2,025,280                 Shape Technologies Group, Inc., Initial Term Loan, 5.487%
                              (LIBOR + 300 bps), 4/21/25                                               2,005,027
      354,160                 Terex Corp., Incremental US Term Loan, 4.541% (LIBOR +
                              200 bps), 1/31/24                                                          352,500
    1,946,741                 Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                              Loan, 4.983% (LIBOR + 250 bps), 10/23/25                                 1,934,574
                                                                                                    ------------
                              Total Machinery                                                       $ 14,194,078
----------------------------------------------------------------------------------------------------------------
                              Manufacturing -- 0.2%
    1,412,694                 Aristocrat Leisure, Ltd., Term B-3 Loan, 4.342% (LIBOR +
                              175 bps), 10/19/24                                                    $  1,412,064
                                                                                                    ------------
                              Total Manufacturing                                                   $  1,412,064
----------------------------------------------------------------------------------------------------------------
                              Media -- 1.9%
      346,500                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              January 2018 Incremental Term Loan, 4.973% (LIBOR
                              + 250 bps), 1/25/26                                                   $    346,931
    3,748,810                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              March 2017 Refinancing Term Loan, 4.723% (LIBOR +
                              225 bps), 7/17/25                                                        3,744,124

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Media -- (continued)
    2,622,333                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              October 2018 Incremental Term Loan, 4.723%
                              (LIBOR + 225 bps), 1/15/26                                            $  2,622,333
    1,546,098                 Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term Loan
                              B, 5.493% (LIBOR + 300 bps/PRIME +
                              200 bps), 11/2/22                                                        1,539,976
    1,992,898                 Townsquare Media, Inc., Additional Term B Loan, 5.483%
                              (LIBOR + 300 bps), 4/1/22                                                1,987,915
    2,600,000                 Ziggo Secured Finance Partnership, Term Loan E Facility,
                              4.973% (LIBOR + 250 bps), 4/15/25                                        2,580,773
                                                                                                    ------------
                              Total Media                                                           $ 12,822,052
----------------------------------------------------------------------------------------------------------------
                              Metals & Mining -- 2.5%
      992,500                 Aleris International, Inc., Initial Term Loan, 7.233%
                              (LIBOR + 475 bps), 2/27/23                                            $    996,687
    2,196,373                 Atkore International, Inc., First Lien Initial Incremental
                              Term Loan, 5.36% (LIBOR + 275 bps), 12/22/23                             2,200,491
    1,777,950                 Big River Steel LLC, Closing Date Term Loan, 7.601%
                              (LIBOR + 500 bps), 8/23/23                                               1,791,284
    2,255,271                 BWay Holding Co., Initial Term Loan, 5.854% (LIBOR +
                              325 bps), 4/3/24                                                         2,232,154
    3,974,555                 Global Brass and Copper, Inc., Initial Term Loan, 5.0%
                              (LIBOR + 250 bps), 5/29/25                                               3,981,908
    1,406,250                 Oxbow Calcining LLC, First Lien Tranche B Term Loan, 5.983%
                              (LIBOR + 350 bps), 1/4/23                                                1,416,797
    2,243,266                 Phoenix Services International LLC, Term Loan B, 6.234%
                              (LIBOR + 375 bps), 3/1/25                                                2,248,408
    1,921,944                 TMS International Corp. (aka Tube City IMS Corp.), Term B-2
                              Loan, 5.294% (LIBOR + 275 bps), 8/14/24                                  1,924,299
                                                                                                    ------------
                              Total Metals & Mining                                                 $ 16,792,028
----------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- 3.0%
    1,400,000                 BCP Raptor II LLC, Initial Term Loan, 7.365% (LIBOR +
                              475 bps), 11/3/25                                                     $  1,362,375
      750,000                 California Resources Corp., Term Loan, 12.854% (LIBOR +
                              1,038 bps), 12/31/21                                                       779,625
    1,995,000                 Centurion Pipeline Co. LLC, Initial Term Loan, 5.851%
                              (LIBOR + 325 bps), 9/29/25                                               2,003,728
    2,673,000                 Delek US Holdings, Inc., Initial Term Loan, 4.733% (LIBOR +
                              225 bps), 3/31/25                                                        2,675,227
    3,000,000                 Encino Acquisition Partners Holdings LLC, Second Lien
                              Initial Term Loan, 9.233% (LIBOR +
                              675 bps), 10/29/25                                                       2,850,000
      181,446                 Gavilan Resources LLC, Second Lien Initial Term Loan, 8.477%
                              (LIBOR + 600 bps), 3/1/24                                                  136,841
    2,107,653                 Gulf Finance LLC, Tranche B Term Loan, 7.797% (LIBOR +
                              525 bps), 8/25/23                                                        1,684,015
    1,728,125                 Medallion Midland Acquisition LLC, Initial Term Loan, 5.733%
                              (LIBOR + 325 bps), 10/30/24                                              1,721,105

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 29

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- (continued)
    1,368,125                 NorthRiver Midstream Finance LP, Initial Term B Loan, 5.85%
                              (LIBOR + 325 bps), 10/1/25                                            $  1,374,646
      965,193                 St. Joseph Energy Center LLC, Term B Advance, 5.98%
                              (LIBOR + 350 bps), 4/10/25                                                 967,606
      500,500                 Summit Midstream Partners Holdings LLC, Term Loan Credit
                              Facility, 8.483% (LIBOR + 600 bps), 5/13/22                                499,457
    3,930,250                 Traverse Midstream Partners LLC, Advance Term Loan, 6.59%
                              (LIBOR + 400 bps), 9/27/24                                               3,925,337
                                                                                                    ------------
                              Total Oil & Gas                                                       $ 19,979,962
----------------------------------------------------------------------------------------------------------------
                              Personal, Food & Miscellaneous Services -- 1.8%
    1,776,076                 CSM Bakery Solutions, Ltd. (fka CSM Bakery Supplies, Ltd.),
                              First Lien Term Loan, 6.59% (LIBOR +
                              400 bps), 7/3/20                                                      $  1,694,673
      493,750                 Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                              5.583% (LIBOR + 300 bps), 9/6/24                                           476,777
    1,984,975                 IRB Holding Corp. (aka Arby's / Buffalo Wild Wings), Term B
                              Loan, 5.723% (LIBOR + 325 bps), 2/5/25                                   1,983,734
    3,893,311                 Parfums Holding Co., Inc., First Lien Initial Term Loan,
                              6.879% (LIBOR + 425 bps), 6/30/24                                        3,877,088
    2,426,301                 Prime Security Services Borrower LLC (aka Protection 1
                              Security Solutions) , First Lien December 2018 Incremental
                              Term B-1 Loan, 5.233% (LIBOR + 275 bps), 5/2/22                          2,433,116
    1,762,209                 Revlon Consumer Products Corp., Initial Term B Loan, 6.129%
                              (LIBOR + 350 bps), 9/7/23                                                1,385,097
                                                                                                    ------------
                              Total Personal, Food & Miscellaneous Services                         $ 11,850,485
----------------------------------------------------------------------------------------------------------------
                              Printing & Publishing -- 0.9%
    1,505,870                 Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                              4.472% (LIBOR + 200 bps), 10/4/23                                     $  1,502,575
    1,626,825                 Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                              Loan, 5.483% (LIBOR + 300 bps), 11/8/24                                  1,635,250
    3,149,888                 Trader Corp., First Lien 2017 Refinancing Term Loan, 5.479%
                              (LIBOR + 300 bps), 9/28/23                                               3,149,888
                                                                                                    ------------
                              Total Printing & Publishing                                           $  6,287,713
----------------------------------------------------------------------------------------------------------------
                              Professional & Business Services -- 1.9%
      940,500                 Altran Technologies, Facility B, 4.883% (LIBOR +
                              225 bps), 3/20/25                                                     $    932,271
      997,500                 Global Payments, Inc., Term B-4 Loan, 4.233% (LIBOR +
                              175 bps), 10/17/25                                                         997,656
    2,266,202                 GW Honos Security Corp. (Garda World Security Corp.),
                              Term B Loan, 6.115% (LIBOR + 350 bps), 5/24/24                           2,267,618
    2,238,750                 Interior Logic Group Holdings IV LLC, Initial Term Loan,
                              6.601% (LIBOR + 400 bps), 5/30/25                                        2,216,362
    1,307,438                 Pre-Paid Legal Services, Inc. (aka Legal/shield), First Lien
                              Initial Term Loan, 5.733% (LIBOR + 325 bps), 5/1/25                      1,305,258
    1,985,000                 SIWF Holdings, Inc. (aka Spring Window Fashions), First Lien
                              Initial Term Loan, 6.737% (LIBOR + 425 bps), 6/15/25                     1,993,684

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Professional & Business Services -- (continued)
      635,853                 Syneos Health, Inc. (fka INC Research Holdings, Inc.),
                              Replacement Term B Loan, 4.483% (LIBOR +
                              200 bps), 8/1/24                                                      $    635,207
    2,587,000                 Verscend Holding Corp., Term B Loan, 6.983% (LIBOR +
                              450 bps), 8/27/25                                                        2,608,019
                                                                                                    ------------
                              Total Professional & Business Services                                $ 12,956,075
----------------------------------------------------------------------------------------------------------------
                              Retail -- 3.7%
    1,723,750                 Bass Pro Group LLC, Initial Term Loan, 7.483% (LIBOR +
                              500 bps), 9/25/24                                                     $  1,724,181
    3,711,457                 CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.),
                              Term Loan, 4.24% (LIBOR + 175 bps), 8/17/23                              3,721,626
    1,902,642                 Global Appliance, Inc. (aka SharkNinja Operating LLC),
                              Tranche B Term Loan, 6.49% (LIBOR + 400 bps), 9/29/24                    1,903,831
    1,194,000                 HD Supply, Inc., Term B-5 Loan, 4.233% (LIBOR +
                              175 bps), 10/17/23                                                       1,197,582
    3,176,557                 KFC Holdings Co. (aka Yum! Brands), 2018 Term Loan B,
                              4.23% (LIBOR + 175 bps), 4/3/25                                          3,183,308
    1,129,261                 Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.752%
                              (LIBOR + 325 bps), 4/9/25                                                1,089,737
    1,662,390                 Michaels Stores, Inc., 2018 New Replacement Term B Loan,
                              4.984% (LIBOR + 250 bps), 1/30/23                                        1,656,675
    2,598,870                 Neiman Marcus Group, Ltd., LLC, Other Term Loan, 5.724%
                              (LIBOR + 325 bps), 10/25/20                                              2,416,021
      736,875                 NPC International, Inc., First Lien Initial Term Loan,
                              5.983% (LIBOR + 350 bps), 4/19/24                                          617,133
    3,053,822                 PetSmart, Inc., Amended Term Loan, 6.73% (LIBOR +
                              425 bps), 3/11/22                                                        2,948,212
      997,500                 Resideo Funding, Inc., Tranche B Term Loan, 4.61% (LIBOR +
                              200 bps), 10/24/25                                                         999,370
    1,234,453                 Shutterfly, Inc., Initial Term B Loan, 4.98% (LIBOR +
                              250 bps), 8/19/24                                                        1,234,453
      700,000                 Staples, Inc., 2019 Refinancing New Term B-2 Loan, 7.101%
                              (LIBOR + 450 bps), 9/12/24                                                 688,188
    1,595,111                 United Natural Foods, Inc., Initial Term Loan, 6.733%
                              (LIBOR + 425 bps), 10/22/25                                              1,395,722
                                                                                                    ------------
                              Total Retail                                                          $ 24,776,039
----------------------------------------------------------------------------------------------------------------
                              Securities & Trusts -- 0.4%
    1,232,525                 Deerfield Dakota Holding LLC (fka Dakota Holding Corp.)
                              (aka Duff & Phelps), Initial Term Loan, 5.733%
                              (LIBOR + 325 bps), 2/13/25                                            $  1,223,537
    1,758,906                 Guggenheim Partners Investment Management Holdings
                              LLC, Term B Loan, 5.233% (LIBOR + 275 bps), 7/21/23                      1,766,602
                                                                                                    ------------
                              Total Securities & Trusts                                             $  2,990,139
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 31

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Telecommunications -- 3.8%
    3,845,169                 CenturyLink, Inc., Initial Term B Loan, 5.233% (LIBOR +
                              275 bps), 1/31/25                                                     $  3,827,143
    2,288,500                 Ciena Corp., Refinancing Term Loan, 4.487% (LIBOR +
                              200 bps), 9/26/25                                                        2,294,935
    4,136,486                 Frontier Communications Corp., Term B-1 Loan, 6.24%
                              (LIBOR + 375 bps), 6/15/24                                               4,043,415
    1,962,853                 Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche
                              B-1 Term Loan, 4.483% (LIBOR +
                              200 bps), 2/15/24                                                        1,968,496
    3,667,027                 Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.733%
                              (LIBOR + 225 bps), 2/22/24                                               3,674,666
    2,067,904                 Plantronics, Inc., Initial Term B Loan, 4.983% (LIBOR +
                              250 bps), 7/2/25                                                         2,055,843
    4,901,262                 Sprint Communications, Inc., Initial Term Loan, 5.0%
                              (LIBOR + 250 bps), 2/2/24                                                4,766,478
    1,045,876                 Virgin Media Bristol LLC, Facility K, 4.973% (LIBOR +
                              250 bps), 1/15/26                                                        1,049,553
      731,311                 Windstream Services LLC (fka Windstream Corp.), Tranche B-6
                              Term Loan, 10.5% (PRIME + 500 bps), 3/29/21                                746,546
      948,360                 Windstream Services LLC (fka Windstream Corp.), Tranche B-7
                              Term Loan, 9.75% (PRIME + 425 bps), 2/17/24                                955,473
                                                                                                    ------------
                              Total Telecommunications                                              $ 25,382,548
----------------------------------------------------------------------------------------------------------------
                              Textile & Apparel -- 0.3%
    1,000,000(b)              Adient US LLC, Term Loan B, 4/25/24                                   $  1,005,000
      987,500                 Hanesbrands, Inc., New Term Loan B, 4.233%
                              (LIBOR + 175 bps), 12/16/24                                                990,586
                                                                                                    ------------
                              Total Textile & Apparel                                               $  1,995,586
----------------------------------------------------------------------------------------------------------------
                              Transport -- 0.3%
      803,211                 Navios Maritime Partners LP (Navios Partners Finance (US),
                              Inc.), Initial Term Loan, 7.6% (LIBOR +
                              500 bps), 9/14/20                                                     $    800,953
    1,610,750                 Syncreon Global Finance (US), Inc. (Syncreon Group BV),
                              Term Loan, 6.833% (LIBOR + 425 bps), 10/28/20                            1,018,799
                                                                                                    ------------
                              Total Transport                                                       $  1,819,752
----------------------------------------------------------------------------------------------------------------
                              Transportation -- 0.7%
      822,367                 DynCorp International, Inc., Term Loan B2, 8.48% (LIBOR +
                              600 bps), 7/7/20                                                      $    818,255
    1,496,250                 Envision Healthcare Corp., Initial Term Loan, 6.233%
                              (LIBOR + 375 bps), 10/10/25                                              1,448,141
    1,600,000(b)              Travelport Finance (Luxembourg) S.a.r.l., Initial Term
                              Loan, 3/18/26                                                            1,567,200
      916,234                 YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.983%
                              (LIBOR + 850 bps), 7/26/22                                                 905,926
                                                                                                    ------------
                              Total Transportation                                                  $  4,739,522
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Utilities -- 2.5%
    2,041,746                 APLP Holdings, Ltd. Partnership, Term Loan, 5.233% (LIBOR +
                              275 bps), 4/13/23                                                     $  2,057,386
    1,728,125                 Calpine Construction Finance Co., LP, Term B Loan, 4.983%
                              (LIBOR + 250 bps), 1/15/25                                               1,730,069
    1,004,946                 Calpine Corp., Term Loan, 5.11% (LIBOR +
                              250 bps), 1/15/24                                                        1,007,667
    1,867,833                 Compass Power Generation LLC, Tranche B-1 Term Loan,
                              5.983% (LIBOR + 350 bps), 12/20/24                                       1,878,339
    1,236,978                 Dayton Power & Light Co., Term Loan, 4.48% (LIBOR +
                              200 bps), 8/24/22                                                        1,240,070
    2,631,205                 Eastern Power, LLC (Eastern Covert Midco, LLC) (aka TPF II
                              LC, LLC), Term Loan, 6.233% (LIBOR +
                              375 bps), 10/2/23                                                        2,638,612
    1,437,460                 NRG Energy, Inc., Term Loan, 4.233% (LIBOR +
                              175 bps), 6/30/23                                                        1,438,995
    1,262,908                 TerraForm Power Operating LLC, Specified Refinancing Term
                              Loan, 4.483% (LIBOR + 200 bps), 11/8/22                                  1,261,330
    3,279,284                 Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                              Initial Term Loan, 4.483% (LIBOR +
                              200 bps), 8/4/23                                                         3,286,368
                                                                                                    ------------
                              Total Utilities                                                       $ 16,538,836
----------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                              (Cost $634,686,669)                                                   $630,187,642
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Sharea
----------------------------------------------------------------------------------------------------------------
                              COMMON STOCK -- 0.0%+ of Net Assets
                              Specialty Retail -- 0.0%+
       54,675^(c)             Targus Cayman SubCo., Ltd.                                            $    113,724
                                                                                                    ------------
                              Total Specialty Retail                                                $    113,724
----------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCK
                              (Cost $171,193)                                                       $    113,724
----------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCK -- 0.1% of Net Assets
                              Consumer Finance -- 0.1%
       10,902(d)              GMAC Capital Trust I, 8.469% (3 Month USD LIBOR +
                              579 bps), 2/15/40                                                     $    286,723
                                                                                                    ------------
                              Total Consumer Finance                                                $    286,723
----------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost $286,178)                                                       $    286,723
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 33

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES --
                              0.3% of Net Assets
    1,000,000(a)              Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                              5.981% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                  $  1,002,201
      875,000(a)              Palmer Square Loan Funding, Ltd., Series 2018-1A, Class D,
                              6.547% (3 Month USD LIBOR + 395 bps), 4/15/26 (144A)                       826,201
----------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,881,500)                                                     $  1,828,402
----------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              0.3% of Net Assets
    1,400,000(a)              COMM Mortgage Trust, Series 2014-FL5, Class D, 3.87%
                              (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                        $  1,384,087
      625,000(a)              Morgan Stanley Capital I, Inc., Series 2019-BPR, Class D,
                              6.5% (1 Month USD LIBOR + 400 bps), 5/15/36 (144A)                         628,613
       53,457(a)              Velocity Commercial Capital Loan Trust, Series 2011-1,
                              6.216% (1 Month USD LIBOR + 400 bps), 8/25/40 (144A)                        53,697
----------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $1,965,014)                                                     $  2,066,397
----------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 1.9% of Net Assets
                              Advertising -- 0.0%+
      340,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                               $    287,300
                                                                                                    ------------
                              Total Advertising                                                     $    287,300
----------------------------------------------------------------------------------------------------------------
                              Beverages -- 0.1%
      359,000                 Pernod Ricard SA, 4.45%, 1/15/22 (144A)                               $    372,003
                                                                                                    ------------
                              Total Beverages                                                       $    372,003
----------------------------------------------------------------------------------------------------------------
                              Chemicals -- 0.0%+
      376,000                 Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)            $    355,320
                                                                                                    ------------
                              Total Chemicals                                                       $    355,320
----------------------------------------------------------------------------------------------------------------
                              Diversified Financial Services -- 0.3%
    1,000,000                 Avation Capital SA, 6.5%, 5/15/21 (144A)                              $  1,000,000
    1,000,000                 Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%,
                              7/1/21                                                                   1,001,250
                                                                                                    ------------
                              Total Diversified Financial Services                                  $  2,001,250
----------------------------------------------------------------------------------------------------------------
                              Healthcare-Services -- 0.3%
      600,000                 CHS/Community Health Systems, Inc., 6.25%, 3/31/23                    $    584,250
    1,000,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                                1,043,750
      310,000                 RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23
                              (144A)                                                                     329,666
                                                                                                    ------------
                              Total Healthcare-Services                                             $  1,957,666
----------------------------------------------------------------------------------------------------------------
                              Miscellaneous Manufacturers -- 0.1%
    1,000,000                 EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                        $  1,027,500
                                                                                                    ------------
                              Total Miscellaneous Manufacturers                                     $  1,027,500
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- 0.2%
      485,000                 Gulfport Energy Corp., 6.625%, 5/1/23                                 $    466,813
      947,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                                     950,551
                                                                                                    ------------
                              Total Oil & Gas                                                       $  1,417,364
----------------------------------------------------------------------------------------------------------------
                              Oil & Gas Services -- 0.3%
    1,000,000                 Archrock Partners LP/Archrock Partners Finance Corp.,
                              6.0%, 10/1/22                                                         $  1,007,500
    1,000,000                 FTS International, Inc., 6.25%, 5/1/22                                     982,500
                                                                                                    ------------
                              Total Oil & Gas Services                                              $  1,990,000
----------------------------------------------------------------------------------------------------------------
                              Packaging & Containers -- 0.2%
    1,150,000(a)              Reynolds Group Issuer, Inc./Reynolds Group Issuer
                              LLC/Reynolds Group Issuer Lu, 6.097% (3 Month USD
                              LIBOR + 350 bps), 7/15/21 (144A)                                      $  1,154,312
                                                                                                    ------------
                              Total Packaging & Containers                                          $  1,154,312
----------------------------------------------------------------------------------------------------------------
                              Telecommunications -- 0.2%
    1,250,000                 Hughes Satellite Systems Corp., 5.25%, 8/1/26                         $  1,257,700
                                                                                                    ------------
                              Total Telecommunications                                              $  1,257,700
----------------------------------------------------------------------------------------------------------------
                              Transportation -- 0.2%
    1,400,000(a)              Golar LNG Partners LP, 8.934% (3 Month USD LIBOR +
                              625 bps), 5/18/21 (144A)                                              $  1,414,000
                                                                                                    ------------
                              Total Transportation                                                  $  1,414,000
----------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                                                                                                    ------------
                              (Cost $13,306,721)                                                    $ 13,234,415
----------------------------------------------------------------------------------------------------------------
                              INSURANCE-LINKED SECURITIES --
                              1.1% of Net Assets(e)
                              Catastrophe Linked Bonds -- 0.0%+
                              Multiperil -- U.S. -- 0.0%+
      300,000+(a)             Panthera Re 2018-1, 5.92% (3 Month U.S. Treasury
                              Bill + 350 bps), 3/9/20 (144A)                                        $    301,020
                                                                                                    ------------
                              Total Catastrophe Linked Bonds                                        $    301,020
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
----------------------------------------------------------------------------------------------------------------
                              Collateralized Reinsurance -- 0.2%
                              Earthquakes -- California -- 0.1%
      400,000+(c)(x)          Resilience Re, 10/8/19                                                $    433,200
----------------------------------------------------------------------------------------------------------------
                              Multiperil -- Worldwide -- 0.1%
      368,836+(x)             Kilarney Re 2018, 4/15/20                                             $    312,589
       12,000+(x)             Limestone Re 2016-1, 8/31/21                                                44,274
      300,000+(c)(x)          Resilience Re, 5/1/19                                                           30
      250,000+(c)(x)          Resilience Re, 7/26/19                                                     256,200
                                                                                                    ------------
                                                                                                    $    613,093
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 35

----------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              Windstorm -- Florida -- 0.0%+
      300,000+(x)             Formby Re 2018, 6/15/19                                               $    307,161
      102,242+(c)(x)          Formby Re 2018-2, 6/30/19                                                      838
                                                                                                    ------------
                                                                                                    $    307,999
----------------------------------------------------------------------------------------------------------------
                              Windstorm -- U.S. Regional -- 0.0%+
      300,000+(c)(y)          Promissum Re 2018, 6/15/19                                            $     21,960
                                                                                                    ------------
                              Total Collateralized Reinsurance                                      $  1,376,252
----------------------------------------------------------------------------------------------------------------
                              Reinsurance Sidecars -- 0.9%
                              All Natural Peril -- Worldwide -- 0.1%
      570,000+(c)(x)          Eden Re II, 3/22/23 (144A)                                            $    594,282
----------------------------------------------------------------------------------------------------------------
                              Multiperil -- U.S. -- 0.1%
      600,000+(c)(x)          Carnoustie Re 2016, 11/30/20                                          $     16,200
      600,000+(c)(x)          Carnoustie Re 2017, 11/30/21                                               152,520
      400,000+(c)(z)          Harambee Re 2018, 12/31/21                                                  74,335
      400,000+(c)(z)          Harambee Re 2019, 12/31/22                                                 404,720
                                                                                                    ------------
                                                                                                    $    647,775
----------------------------------------------------------------------------------------------------------------
                              Multiperil -- Worldwide -- 0.7%
      400,000+(c)(x)          Alturas Re 2019-2, 3/10/22                                            $    404,240
      250,000+(c)(x)          Bantry Re 2016, 3/31/20                                                     20,150
    1,635,886+(x)             Berwick Re 2018-1, 12/31/21                                                270,085
      797,173+(c)(x)          Berwick Re 2019-1, 12/31/22                                                815,349
       30,000+(x)             Eden Re II, 3/22/22 (144A)                                                  72,906
      350,000+(c)(x)          Gleneagles Re 2016, 11/30/20                                                21,700
      400,000+(c)(x)          Limestone Re 2018, 3/1/22                                                  420,400
      700,000+(c)(z)          Lorenz Re 2018, 7/1/21                                                     517,230
      400,000+(c)(x)          Merion Re 2018-2, 12/31/21                                                 397,960
      600,000+(x)             Pangaea Re 2016-1, 11/30/20                                                    780
      600,000+(c)(x)          Pangaea Re 2017-1, 11/30/21                                                     --
      600,000+(c)(x)          Pangaea Re 2018-1, 12/31/21                                                 35,280
      600,000+(c)(x)          Pangaea Re 2018-3, 7/1/22                                                  511,980
      491,548+(c)(x)          Pangaea Re 2019-1, 2/1/23                                                  498,675
      250,000+(c)(x)          Sector Re V, 12/1/23 (144A)                                                263,640
      600,000+(c)(x)          St. Andrews Re 2017-1, 2/1/20                                               40,680
      695,194+(c)(x)          St. Andrews Re 2017-4, 6/1/19                                               68,407
      253,645+(c)(x)          Woburn Re 2018, 12/31/21                                                   107,799
       74,914+(c)(x)          Woburn Re 2019, 12/31/22                                                    77,104
                                                                                                    ------------
                                                                                                    $  4,544,365
                                                                                                    ------------
                              Total Reinsurance Sidecars                                            $  5,786,422
----------------------------------------------------------------------------------------------------------------
                              TOTAL INSURANCE-LINKED SECURITIES
                              (Cost $7,844,831)                                                     $  7,463,694
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                      Value
----------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATION --
                              0.8% of Net Assets
    5,335,200(f)              U.S. Treasury Bills, 5/21/19                                          $  5,328,103
----------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                              (Cost $5,328,175)                                                     $  5,328,103
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------------
                              INVESTMENT COMPANIES --
                              0.3% of Net Assets
       50,000                 BlackRock Floating Rate Income Strategies Fund, Inc.                  $    641,500
       50,000                 Eaton Vance Floating-Rate Income Trust                                     684,000
       50,000                 First Trust Senior Floating Rate Income Fund II                            606,500
       50,000                 Invesco Senior Income Trust                                                217,000
----------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT COMPANIES
                              (Cost $2,385,509)                                                     $  2,149,000
----------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.4%
                              (Cost $667,855,790)                                                   $662,658,100
----------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- 1.6%                                  $ 10,851,951
----------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                                  $673,510,051
================================================================================================================

bps        Basis Points.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $11,066,748, or 1.6% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2019.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
           Note 1A.

(a) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(b) This term loan will settle after April 30, 2019, at which time the interest rate will be determined.

(c)        Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 37

(e)        Securities are restricted as to resale.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(x)        Issued as participation notes.

(y)        Issued as participation shares.

(z)        Issued as preference shares.

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------
                Obligation                      Annual
Notional        Reference/         Pay/         Fixed    Expiration   Premiums   Unrealized     Market
Amount ($)(1)   Index              Receive(2)   Rate     Date         Paid       Appreciation   Value
----------------------------------------------------------------------------------------------------------
6,500,000       Markit CDX         Receive      5.00%    6/20/24      $444,006   $89,536        $533,542
                North America
                High Yield Index
                Series 32
----------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACT                                                   $444,006   $89,536        $533,542
==========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, aggregated $40,228,760 and $285,919,493, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund engaged in sales of $10,012,426 which resulted in a net realized gain/(loss) of $(89,293). During the six months ended April 30, 2019, the Fund did not engage in purchases pursuant to these procedures.

At April 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $669,411,837 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                              $ 2,671,591
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                               (8,891,786)
                                                                                    ------------
           Net unrealized depreciation                                              $(6,220,195)
                                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                           Level 1       Level 2         Level 3       Total
----------------------------------------------------------------------------------------------------
Senior Secured Floating
   Rate Loan Interests                     $       --    $630,187,642    $       --    $630,187,642
Common Stock
 Specialty Retail                                  --              --       113,724         113,724
Preferred Stock                               286,723              --            --         286,723
Asset Backed Securities                            --       1,828,402            --       1,828,402
Collateralized Mortgage
 Obligations                                       --       2,066,397            --       2,066,397
Corporate Bonds                                    --      13,234,415            --      13,234,415
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Multiperil -- U.S.                              --              --       301,020         301,020
 Collateralized Reinsurance
   Earthquakes -- California                       --              --       433,200         433,200
   Multiperil -- Worldwide                         --              --       613,093         613,093
   Windstorm -- Florida                            --              --       307,999         307,999
   Windstorm -- U.S.
    Regional                                       --              --        21,960          21,960
 Reinsurance Sidecars
   All Natural Peril --
    Worldwide                                      --              --       594,282         594,282
   Multiperil -- U.S.                              --              --       647,775         647,775
   Multiperil -- Worldwide                         --              --     4,544,365       4,544,365
U.S. Government and
 Agency Obligation                                 --       5,328,103            --       5,328,103
Investment Companies                        2,149,000              --            --       2,149,000
----------------------------------------------------------------------------------------------------
Total Investments
 in Securities                             $2,435,723    $652,644,959    $7,577,418    $662,658,100
====================================================================================================
Other Financial Instruments
 Swap contracts, at value                  $       --    $    533,542    $       --    $    533,542
----------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                     $       --    $    533,542    $       --    $    533,542
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                                          Insurance-
                                          Common          Linked
                                          Stocks          Securities         Total
-----------------------------------------------------------------------------------------
Balance as of 10/31/18                    $113,724        $ 9,462,948        $ 9,576,672
Realized gain (loss)(1)                         --             16,472             16,472
Changed in unrealized appreciation
 (depreciation)(2)                          20,169           (476,699)          (456,530)
Purchases                                       --          3,429,506          3,429,506
Sales                                      (20,169)        (4,968,533)        (4,988,702)
Transfers in to Level 3*                        --                 --                 --
Transfers out of Level 3*                       --                 --                 --
-----------------------------------------------------------------------------------------
Balance as of 4/30/19                     $113,724        $ 7,463,694        $ 7,577,418
=========================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the six months ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at April 30, 2019:                                        $(382,752)
                                                                                            ---------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Statement of Assets and Liabilities | 4/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $667,855,790)             $662,658,100
  Cash                                                                             1,517,963
  Swaps collateral                                                                   370,742
  Variation margin for centrally cleared swap contracts                                4,091
  Swap contracts, at value (net premiums paid $444,006)                              533,542
  Unrealized appreciation on unfunded loan commitments                                   138
  Receivables --
     Investment securities sold                                                   18,269,110
     Fund shares sold                                                                739,353
     Interest                                                                      1,344,571
  Due from the Adviser                                                               156,220
  Other assets                                                                        72,777
---------------------------------------------------------------------------------------------
        Total assets                                                            $685,666,607
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  7,735,632
     Fund shares repurchased                                                       2,969,404
     Distributions                                                                   350,644
     Trustees' fees                                                                    3,883
  Due to broker for swaps                                                            534,088
  Due to affiliates                                                                  156,118
  Accrued expenses                                                                   406,787
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $ 12,156,556
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $704,158,378
  Distributable earnings (loss)                                                  (30,648,327)
---------------------------------------------------------------------------------------------
        Net assets                                                              $673,510,051
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $135,691,816/20,255,324 shares)                             $       6.70
  Class C (based on $55,502,641/8,277,954 shares)                               $       6.70
  Class Y (based on $482,315,594/71,786,805 shares)                             $       6.72
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $6.70 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $       7.02
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 41

Statement of Operations (unaudited)
For the Six Months Ended 4/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $22,498,881
  Dividends from unaffiliated issuers                                      287,160
--------------------------------------------------------------------------------------------------------
       Total investment income                                                              $22,786,041
========================================================================================================
EXPENSES:
  Management fees                                                      $ 2,266,769
  Administrative expense                                                   122,925
  Transfer agent fees
     Class A                                                                75,541
     Class C                                                                19,834
     Class Y                                                               285,282
  Distribution fees
     Class A                                                               181,729
     Class C                                                               303,845
  Shareowner communications expense                                          5,309
  Custodian fees                                                            42,777
  Registration fees                                                         51,396
  Professional fees                                                         56,004
  Printing expense                                                           5,742
  Pricing fees                                                              35,922
  Trustees' fees                                                            19,249
  Insurance expense                                                          6,174
  Interest expense                                                          46,448
  Miscellaneous                                                            163,633
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $ 3,688,579
     Less fees waived and expenses reimbursed by the Adviser                                   (371,359)
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $ 3,317,220
--------------------------------------------------------------------------------------------------------
       Net investment income                                                                $19,468,821
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $(5,316,867)
     Forward foreign currency contracts                                      7,524
     Swap contracts                                                        (89,976)
     Other assets and liabilities denominated in
       foreign currencies                                                  (37,190)         $(5,436,509)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(2,911,193)
     Forward foreign currency contracts                                    (14,211)
     Swap contracts                                                         91,197
     Unfunded loan commitments                                              (9,510)
     Other assets and liabilities denominated in
       foreign currencies                                                   54,406          $(2,789,311)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                    $(8,225,820)
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $11,243,001
========================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended                 Year
                                                                    4/30/19               Ended
                                                                    (unaudited)           10/31/18
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $  19,468,821         $  36,001,477
Net realized gain (loss) on investments                                (5,436,509)           (2,116,131)
Change in net unrealized appreciation
  (depreciation) on investments                                        (2,789,311)           (6,123,471)
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations           $  11,243,001         $  27,761,875
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.16 and $0.27 per share, respectively)              $  (3,643,148)        $  (6,978,239)
     Class C ($0.14 and $0.22 per share, respectively)                 (1,296,373)           (2,383,910)
     Class Y ($0.17 and $0.29 per share, respectively)                (15,184,292)          (26,910,705)
--------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $ (20,123,813)        $ (36,272,854)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $ 119,369,023         $ 414,179,477
Reinvestment of distributions                                          17,388,237            32,093,449
Cost of shares repurchased                                           (396,966,779)         (361,051,827)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from Fund share transactions                                 $(260,209,519)        $  85,221,099
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               $(269,090,331)        $  76,710,120
NET ASSETS:
Beginning of period                                                 $ 942,600,382         $ 865,890,262
--------------------------------------------------------------------------------------------------------
End of period                                                       $ 673,510,051         $ 942,600,382
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 43

-----------------------------------------------------------------------------------------------------
                                   Six Months       Six Months
                                   Ended            Ended
                                   4/30/19          4/30/19           Year Ended       Year Ended
                                   Shares           Amount            10/31/18         10/31/18
                                   (unaudited)      (unaudited)       Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,563,323      $  10,348,591       9,683,451      $  65,540,109
Reinvestment of
  distributions                        525,598          3,469,489         975,066          6,596,289
Less shares repurchased             (5,743,934)       (38,090,779)    (15,163,284)      (102,659,897)
-----------------------------------------------------------------------------------------------------
     Net decrease                   (3,655,013)     $ (24,272,699)     (4,504,767)     $ (30,523,499)
=====================================================================================================
Class C
Shares sold                            852,942      $   5,653,443       2,506,138      $  16,969,718
Reinvestment of
  distributions                        178,738          1,180,195         325,208          2,201,908
Less shares repurchased             (2,898,989)       (19,193,056)     (4,306,823)       (29,161,062)
-----------------------------------------------------------------------------------------------------
     Net decrease                   (1,867,309)     $ (12,359,418)     (1,475,477)     $  (9,989,436)
=====================================================================================================
Class Y
Shares sold                         15,528,476      $ 103,366,989      48,878,516      $ 331,669,650
Reinvestment of
  distributions                      1,925,167         12,738,553       3,435,561         23,295,252
Less shares repurchased            (51,304,699)      (339,682,944)    (33,777,903)      (229,230,868)
-----------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                 (33,851,056)     $(223,577,402)     18,536,174      $ 125,734,034
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              4/30/19      Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   6.73     $   6.80    $   6.79    $   6.73    $   6.86    $   6.95
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.16(a)  $   0.26(a) $   0.24(a) $   0.24(a) $   0.24(a) $   0.24
  Net realized and unrealized gain (loss) on
  investments                                                   (0.03)       (0.06)       0.01        0.05       (0.14)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.13     $   0.20    $   0.25    $   0.29    $   0.10    $   0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.16)    $  (0.27)   $  (0.24)   $  (0.23)   $  (0.23)   $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.07)   $   0.01    $   0.06    $  (0.13)   $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.70     $   6.73    $   6.80    $   6.79    $   6.73    $   6.86
====================================================================================================================================
Total return (b)                                                 2.06%(c)     2.96%       3.71%       4.49%       1.53%       2.17%
Ratio of net expenses to average net assets                      1.06%(d)     1.01%       1.02%       1.01%       1.08%       1.07%
Ratio of net investment income (loss) to average
  net assets                                                     4.80%(d)     3.89%       3.54%       3.66%       3.48%       3.49%
Portfolio turnover rate                                             5%(c)       42%         69%         51%         24%         43%
Net assets, end of period (in thousands)                     $135,692     $161,020    $193,193    $194,408    $174,979    $238,764
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                           1.09%(d)     1.01%       1.02%       1.04%       1.10%       1.07%
  Net investment income (loss) to average net assets             4.77%(d)     3.89%       3.54%       3.63%       3.46%       3.49%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year       Year        Year        Year
                                                               4/30/19      Ended       Ended      Ended       Ended       Ended
                                                               (unaudited)  10/31/18    10/31/17   10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  6.74      $  6.80     $  6.79    $  6.74     $  6.87     $   6.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.13(a)   $  0.21(a)  $  0.19(a) $  0.19(a)  $  0.19(a)  $   0.19
  Net realized and unrealized gain (loss) on
  investments                                                    (0.03)       (0.05)       0.01       0.05       (0.13)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.10      $  0.16     $  0.20    $  0.24     $  0.06     $   0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.14)     $ (0.22)    $ (0.19)   $ (0.19)    $ (0.19)    $  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.04)     $ (0.06)    $  0.01    $  0.05     $ (0.13)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  6.70      $  6.74     $  6.80    $  6.79     $  6.74     $   6.87
====================================================================================================================================
Total return (b)                                                  1.53%(c)     2.35%       2.93%      3.58%       0.81%        1.43%
Ratio of net expenses to average net assets                       1.77%(d)     1.76%       1.77%      1.79%       1.81%        1.78%
Ratio of net investment income (loss) to average
  net assets                                                      4.09%(d)     3.15%       2.78%      2.89%       2.74%        2.79%
Portfolio turnover rate                                              5%(c)       42%         69%        51%         24%          43%
Net assets, end of period (in thousands)                       $55,503      $68,364     $79,057    $85,563     $92,924     $112,117
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                            1.79%(d)     1.76%       1.77%      1.81%       1.84%        1.78%
  Net investment income (loss) to average net assets              4.07%(d)     3.15%       2.78%      2.87%       2.71%        2.79%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended         Year         Year         Year         Year         Year
                                                         4/30/19       Ended        Ended        Ended        Ended        Ended
                                                         (unaudited)   10/31/18     10/31/17     10/31/16*    10/31/15*    10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                     $   6.75      $   6.82     $   6.81     $   6.75     $   6.88     $   6.97
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $   0.17(a)   $   0.29(a)  $   0.26(a)  $   0.27(a)  $   0.26(a)  $   0.27
  Net realized and unrealized gain (loss) on
  investments                                               (0.03)        (0.07)        0.01         0.05        (0.13)       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $   0.14      $   0.22     $   0.27     $   0.32     $   0.13     $   0.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                  $  (0.17)     $  (0.29)    $  (0.26)    $  (0.26)    $  (0.26)    $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  (0.03)     $  (0.07)    $   0.01     $   0.06     $  (0.13)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   6.72      $   6.75     $   6.82     $   6.81     $   6.75     $   6.88
====================================================================================================================================
Total return (b)                                             2.20%(c)      3.27%        4.05%        4.85%        1.92%        2.50%
Ratio of net expenses to average net assets                  0.70%(d)      0.70%        0.70%        0.70%        0.70%        0.70%
Ratio of net investment income (loss) to average
  net assets                                                 5.14%(d)      4.22%        3.86%        3.97%        3.84%        3.86%
Portfolio turnover rate                                         5%(c)        42%          69%          51%          24%          43%
Net assets, end of period (in thousands)                 $482,316      $713,216     $593,640     $453,152     $323,812     $352,115
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                       0.82%(d)      0.77%        0.79%        0.82%        0.82%        0.82%
  Net investment income (loss) to average net assets         5.02%(d)      4.15%        3.77%        3.85%        3.72%        3.74%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 47

Notes to Financial Statements | 4/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of April 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 49

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $113,724.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 51

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $36,272,854
      --------------------------------------------------------------------------
          Total                                                     $36,272,854
      ==========================================================================

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  2,628,633
      Capital loss carryforward                                     (21,301,667)
      Dividend payable                                                 (389,999)
      Net unrealized depreciation                                    (2,704,482)
      --------------------------------------------------------------------------
          Total                                                    $(21,767,515)
      ==========================================================================

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,073 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 53

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker- dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 55

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At April 30, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended April 30, 2019, was $(646,136). As of April 30, 2019, the Fund had no open forward foreign currency contracts.

J.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 57 centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended April 30, 2019, was $276,424. Open credit default swap contracts at April 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through March 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

Fees waived and expenses reimbursed during the six months ended April 30, 2019, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $143,826 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $3,370
Class Y                                                                   1,939
--------------------------------------------------------------------------------
 Total                                                                   $5,309
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,292 in distribution fees payable to the Distributor at April 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2019, CDSCs in the amount of $10,043 were paid to the Distributor.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 59

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended April 30, 2019, the average daily amount of borrowings outstanding during the period was $9,993,750. The related weighted average annualized interest rate for the period was 3.30%, and the total interest expense on such borrowings was $46,448, which is shown as Interest expense, located on the Statement of Operations. As of April 30, 2019, there were no borrowings outstanding.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019, was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                               Foreign
                        Interest    Credit     Exchange    Equity   Commodity
                        Rate Risk   Risk       Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Assets
 Swap contracts,
  at value              $ --        $533,542   $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value           $ --        $533,542   $ --        $ --     $ --
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019, was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                                 Foreign
                          Interest    Credit     Exchange    Equity   Commodity
                          Rate Risk   Risk       Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
  currency contracts      $ --        $     --   $  7,524    $ --     $ --
 Swap contracts             --         (89,976)        --      --       --
--------------------------------------------------------------------------------
  Total Value             $ --        $(89,976)  $  7,524    $ --     $ --
================================================================================
Change in net
  unrealized
  appreciation
  (depreciation) on:
 Forward foreign
  currency contracts      $ --        $     --   $(14,211)   $ --     $ --
 Swap contracts             --          91,197         --      --       --
--------------------------------------------------------------------------------
  Total Value             $ --        $ 91,197   $(14,211)   $ --     $ --
================================================================================

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 61

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of April 30, 2019, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
Loan                             Principal   Cost       Value      Appreciation
--------------------------------------------------------------------------------
NMN Holdings III Corp.           $306,000    $305,288   $305,426   $138
--------------------------------------------------------------------------------
  Total Value                    $306,000    $305,288   $305,426   $138
================================================================================

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial and
Lisa M. Jones                               Accounting Officer
Lorraine H. Monchak                       Christopher J. Kelley, Secretary and
Marguerite A. Piret                         Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 63

                          This page is for your notes.

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 65

                          This page is for your notes.

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/19 67

                          This page is for your notes.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 20856-12-0619





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.